Filed with the Securities and Exchange Commission on February 28, 2024

1933 Act Registration File No. 333-182417

1940 Act File No. 811-22718

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☒

☐	Pre-Effective Amendment No.
☒	Post-Effective Amendment No. 390

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☒

☒	Amendment No. 393

(Check appropriate box or boxes.)

TWO ROADS SHARED TRUST

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:

631-490-4300

The Corporation Trust Company

1209 Orange Street

Wilmington, DE  19801

(Name and. Address of Agent for Service)

Copy to:

Stacy H. Louizos Blank Rome LLP 1271 Avenue of the Americas New York, NY 10020	Timothy Burdick Ultimus Fund Solutions, LLC 80 Arkay Drive, Suite 110 Hauppauge, NY 11788

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on March 1, 2024 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(l)
☐	on (date) pursuant to paragraph (a)(l)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Wealthfront Risk Parity Fund

(A Series of Two Roads Shared Trust)

PROSPECTUS

March 1, 2024

Class W WFRPX

1-877-910-4232

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or the Commodity Futures Trading Commission (“CFTC”) nor has the SEC or CFTC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

FUND SUMMARY	1
Investment Objective	1
Fees and Expenses of the Fund	1
Expense Example	1
Portfolio Turnover	1
Principal Investment Strategies	2
Principal Investment Risks	3
Performance	8
Portfolio Management	9
Purchase and Sale of Fund Shares	9
Tax Information	9
Payments to Broker-Dealers and Other Financial Intermediaries	9
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	10
Investment Objective	10
Principal Investment Strategies	10
Principal and Other Investment Risks	11
Portfolio Holdings Disclosure	20
MANAGEMENT	20
Investment Adviser	20
Portfolio Managers	20
HOW SHARES ARE PRICED	20
HOW TO PURCHASE SHARES	22
Eligible Investors	22
Wealthfront Advisory Clients	22
Direct Investors	22
Financial Intermediaries	22
Purchasing Shares	22
When Order is Processed	23
Good Order	23
HOW TO REDEEM SHARES	23
Redeeming Shares	23
Good Order	24
When You Need Medallion Signature Guarantees	24
Retirement Plans	25
Minimum Account Balances	25
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES	25
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS	27
DISTRIBUTION OF SHARES	28
Distributor	28
Compensation to Financial Intermediaries	28
Householding	28
FINANCIAL HIGHLIGHTS	29
PRIVACY NOTICE	30

FUND SUMMARY

Investment Objective

The Wealthfront Risk Parity Fund (the “Fund”) seeks long-term total return, which consists of both capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class W
Management Fees(1)	0.24%
Distribution and/or Service (12b-1) Fees	None
Other Expenses(2)	0.00%
Acquired Fund Fees and Expenses(3)	0.01%
Total Annual Fund Operating Expenses	0.25%

(1)	The Fund’s management fee is a “unitary” fee that includes all operating expenses payable by the Fund, except for the Fund’s pro rata portion of the fees and expenses associated with the Fund’s independent trustees (including independent trustees legal counsel fees), brokerage fees and commissions, taxes, borrowing costs (such as dividend expenses on securities sold short and interest), fees and expenses of other investment companies in which the Fund may invest, and such extraordinary or non-recurring expenses as may arise, including litigation expenses.

(2)	Amount rounds to less than 0.01%.

(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class W	$26	$80	$141	$318

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio. The Fund calculates portfolio turnover without including derivative transactions such as swaps. If included, the calculated portfolio turnover rate would be higher.

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Principal Investment Strategies

The Fund seeks to achieve its investment objective by allocating its assets among a broad range of asset classes (including but not limited to global developed and emerging market equities, global developed and emerging markets fixed income, real estate investment trusts (REITs), treasury inflation-protected securities, and commodities). The Fund will generally have some level of investment in most of these asset classes but there is no stated limit on the percentage of assets the Fund will allocate to a particular asset class. The Fund’s exposure to these asset classes will be achieved principally through investments in exchange-traded funds (“ETFs”) and in derivative instruments such as total return swaps, as discussed further below. Because the Fund will gain exposure to global developed and emerging markets fixed income asset classes either through ETFs or through total return swaps that reference relevant ETFs, the Fund’s investments in fixed income instruments may be of any duration, maturity and quality.

The Adviser will use proprietary portfolio construction methodologies to assemble a diversified portfolio that targets an annualized volatility for the Fund of 12%, but the Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target depending on market conditions. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. A volatility target does not provide any assurance about the maximum loss for an investor in the Fund.

In allocating assets among the different asset classes, the Adviser seeks to derive approximately equal risk exposures for the Fund from the underlying asset classes based on the Adviser’s assessment of the risk associated with each asset class. This means that lower risk asset classes (such as global fixed income) will generally have higher notional allocations than higher risk asset classes (such as global developed and emerging market equities). Based on the Adviser’s assessment of the Fund’s portfolio risk as well as the prevailing market conditions (such as market volatility), the Adviser will use leverage (through investments in derivative instruments such as total returns swaps) to adjust or to increase the Fund’s exposure to certain asset classes in order to seek higher returns than traditional portfolios at similar risk level, or lower risk at similar return levels. However, there can be no assurance that employing such a strategy will achieve any particular level of return or will reduce volatility or potential loss for the Fund. The Adviser will periodically (at least monthly) reassess the risk of each asset class and their correlations and will rebalance the Fund’s existing asset allocations based on the Adviser’s assessment. The Adviser’s use of derivatives is expected to create aggregate exposure to investments for the Fund in excess of its net assets, thereby leveraging the Fund. It is expected that, on average, the Fund would have a net notional investment exposure of approximately 250% of the Fund’s net assets, although the amount of exposure may be significantly higher or lower at any given time. Through the use of derivatives that have the effect of leverage, the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Fund gains exposure to a specific asset class through an instrument that provides leveraged exposure to that asset class, and the leveraged instrument increases in value, the gain to the Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to the Fund will also be magnified.

A total return swap is a contract in which a payer and receiver exchange the risks of an underlying asset for the payment of a fee. The payer owns the underlying asset, also called the reference asset, and agrees to pay the receiver the total return on the asset, including its market appreciation and coupons, while the receiver agrees to pay a set rate, which could be fixed or variable. If the reference asset depreciates, the receiver pays the depreciation to the payer because the payer has transferred default risk, credit deterioration risk, market risk, and other risks of the asset to the receiver. The Fund’s exposure to the different asset classes will be achieved principally through investments in either ETFs or in total return swaps, where the Fund will pay a counterparty a set fee in exchange for the total return of a reference asset, sector, industry or sub-industry, which will usually be ETFs that are determined by the Adviser to be representative of a specific asset class. To a lesser extent, the Fund may also invest in other derivative instruments such as forward and futures contracts to also gain exposure to the various asset classes and employ leverage. The Adviser may choose whether to invest in ETFs directly or derivatives of those ETFs based on various factors including the financing cost of a derivative contract, the size and anticipated liquidity of an ETF relative to the Fund’s potential investment, the deteriorating financial condition of a counterparty to a derivative contract, or the overall cost of an investment in derivatives in periods when leverage is not required to achieve the stated volatility target. The inability of the Fund to invest in derivative instruments may prevent it from achieving its investment objective(s).

A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not limited to, short-term U.S. Government securities, U.S. Treasury securities, money market mutual fund shares, and cash and cash equivalents. These cash or cash equivalent holdings serve as margin or collateral for the derivative positions the Fund takes and also earn income for the Fund. The larger the value of the Fund’s derivative positions, the more the Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

The Fund may engage in active and frequent trading, which may result in frequent portfolio trading and high portfolio turnover.

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Principal Investment Risks

As with all mutual funds, there is the risk that you could lose some or all of the money you invest through your investment in the Fund. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of your investment in the fund, as well as the amount of return you receive on your investment may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

The Fund may be subject to the risks described below through its own direct investments and indirectly through investments in other investment companies or through its exposure from its investments in total return swaps.

As with any fund, there is no guarantee that the Fund achieve its goal.

●	Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, changes in interest rate levels, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats, lack of liquidity in the bond or other markets, volatility in the equities markets or adverse investor sentiment and political events affect the securities markets. Markets also tend to move in cycles with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

●	Management Risk. The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The Adviser’s assessment regarding the risk and correlation of the various asset classes and the Fund’s exposure to leverage through the use of derivatives may prove to be incorrect and may not produce the desired results, and may result in losses to the Fund. Management risk includes the risk that the quantitative model used by the Adviser may not perform as expected, particularly in volatile markets.

●	Correlation Risk. Because the Fund’s investment strategy seeks to balance risk across multiple asset classes, to the extent the asset classes become correlated in a way not anticipated by the Adviser, the Fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.

●	Leverage Risk. Leverage risk is created when an investment exposes the Fund to a level of risk that exceeds the amount invested. As part of the Fund’s principal investment strategy, the Fund will make investments in derivative instruments such as total return swaps, forward and futures contracts. These derivative instruments provide the economic effect of financial leverage by creating additional investment exposure to the underlying instrument. The Fund’s aggregate exposure to investments through derivatives may be in excess of its net assets, thereby leveraging the Fund. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio and small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. While financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the 1940 Act, to meet additional margin or collateral requirements, or to meet redemption requests. If the Fund uses leverage through the purchase of derivative instruments, the Fund has the risk that losses may exceed the net assets of the Fund. The net asset value of the Fund while employing leverage will be more volatile and sensitive to market movements. In addition, the cost of leverage may increase due to the demands of a counterparty and such increased costs will have a negative impact the Fund’s investment performance.

3

●	Derivatives Risk. In general, a derivative instrument typically involves leverage, i.e., it provides exposure to potential gain or loss from a change in the level of the market price of the underlying security or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivative instruments may be more volatile than other instruments and may be subject to unanticipated market movements, which are potentially unlimited. Certain derivatives require the Fund to pledge cash or liquid securities as margin or collateral payments and the Fund may have to post additional margin or collateral if the value of the derivative position decreases in a manner adverse to the Fund.

●	Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on models, and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights. The Fund may be exposed to additional risks when Models and Data prove to be incorrect or incomplete. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the models used by the Adviser will not be successful in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

●	Swap Risk. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. In addition, there is the risk that a swap may be terminated by the Fund or the counterparty in accordance with its terms. If a swap were to terminate, the Fund may be unable to implement its investment strategies and the Fund may not be able to seek to achieve its investment objective.

●	Counterparty Credit Risk. The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to counterparty credit risk, since contract performance depends in part on the financial condition of the counterparty. The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, or if a counterparty becomes the subject of insolvency proceedings, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund. The Adviser considers factors such as counterparty credit ratings and financial statements among others when determining whether a counterparty is creditworthy. The Adviser regularly monitors the creditworthiness of each counterparty with which the Fund enters into a transaction. In addition, the Fund enters into swap agreements with only a single counterparty or with a limited number of counterparties, which as a result increases the Fund’s exposure to counterparty risk. There is the risk that a counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A swap counterparty may also increase its collateral or margin requirements, due to regulatory requirements or otherwise, which may limit or restrict the Fund’s ability to use, or increase the cost to the Fund of, leverage and thereby reduce the Fund’s investment returns. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result. These risks are magnified by the Fund’s limited number of counterparties.

●	High Portfolio Turnover Risk. The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund. The Adviser and its affiliates do not derive any benefits from such brokerage fees or commissions with respect to the Fund.

●	Commodities Risk. Exposure to commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate.

4

●	Credit Risk. The risk that the Fund could lose money if the issuer or guarantor of a fixed income security, including as an asset of an ETF or as the issuer of the reference asset of a total return swap, is unwilling or unable to make timely payments to meet its contractual obligations on investments held by the Fund. In addition, the credit quality of securities held by the Fund may be lowered if any issuer’s financial condition changes, which may lower their value and may affect their liquidity.

●	Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries (“Service Providers”) to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact the Fund or its shareholders.

●	Equity Risk. Equity securities are susceptible to general market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions.

●	Emerging Market Risk. Investing in emerging markets involves not only the risks described herein with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. The typically small size of the markets may also result in a lack of liquidity and in price volatility of these securities. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative and share the risks of foreign developed markets but to a greater extent. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets, which may result in increased price volatility of emerging market investments. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

●	Fixed Income Securities Risk. Fixed income securities are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, duration and liquidity risk. In addition, current market conditions may pose heightened risks for fixed income securities. Future increases in interest rates could result in less liquidity and greater volatility of fixed income securities. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Adviser. The fixed income securities market can be susceptible to increases in volatility and decreases in liquidity. New regulations applicable to and changing business practices of financial intermediaries that make markets in fixed income securities have resulted in less market making activity for certain fixed income securities, which has reduced the liquidity and may increase the volatility for such fixed income securities. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance. Duration risk arises when holding long duration and long maturity investments, which will magnify certain risks, including interest rate risk and credit risk. Longer-term securities may be more sensitive to interest rate changes. Rising interest rates pose a heightened risk to longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

●	Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political, financial, social and economic events (including, for example, military confrontations, war and terrorism) or diplomatic developments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.

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●	Forward and Futures Contract Risk. The primary risks associated with the use of futures and forward contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the contract; (b) possible lack of a liquid secondary market for a contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors that underlie or relate to the contract; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet collateral or daily variation margin requirements, including increases to margin requirements by futures commission merchants as a result of market conditions or periods of high volatility, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. The Fund could be unable to recover assets held at the futures commission merchant (“FCM”), even assets directly traceable to the Fund from the futures clearing broker in the event of a bankruptcy of the FCM. A risk of loss of collateral also exists if a counterparty to a forward contract becomes insolvent, even if the Fund pledges collateral or margin in support of a contract for the benefit of the counterparty in an account at the Fund’s custodian. Finally, a counterparty to a forward and futures contract may also increase its collateral or margin requirements, due to regulatory requirements or otherwise, which may limit or restrict the Fund’s ability to use, or increase the cost to the Fund of, leverage and thereby reduce the Fund’s investment returns.

●	Gap Risk. The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit from the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. Trading halts may lead to gap risk.

●	Interest Rate Risk. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Certain countries have experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.

●	Investment Companies and Exchange-Traded Funds Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the management fees of unaffiliated funds in addition to those paid by the Fund. The risk of owning an investment company generally reflects the risks of owning the underlying investments held by the investment company. The Fund may also incur brokerage costs when it purchases and sells shares of investment companies. An exchange-traded closed end fund’s or an ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). During periods of market volatility, inverse ETFs may not perform as expected.

●	Money Market Fund Risk. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Certain money market mutual funds are not required to preserve the value of the Fund’s investment at $1.00 per share.

●	Managed Volatility Strategy Risk. Securities purchased by the Fund may exhibit higher price volatility than anticipated and the Fund may not be less volatile than the market as a whole. In addition, there is no guarantee that the Adviser’s managed volatility strategy will consistently minimize market impact. or limit the Fund’s downside risk as intended. There can be no guarantee that the Fund will maintain its target annualized volatility. Further, the Fund’s managed volatility strategy may expose the Fund to losses (some of which may be sudden) that it would not have otherwise been exposed to if the Fund’s investment program consisted only of holding securities directly. Finally,while the Adviser’s managed volatility strategy may limit the Fund’s downside risk over time, the Fund also may experience lesser gains in a rising market. The Fund is not required to engage in trades that manage volatility and may not choose to do so.

●	Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. These conditions may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, took steps to support financial markets, including by lowering interest rates to historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities, including by increasing interest rates. Such reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also contribute to decreased liquidity and increased volatility in the financial markets. The impact of these influences on the markets, and the practical implications for market participants, may not be fully known for some time.

●	Real Estate Investment Trusts Risk. There is risk that investments in real estate investment trusts (REITs) will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, interest rate risks (especially mortgage REITS), liquidity risk, and the possibility of failing to qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”).

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●	Tax Risk. The Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (which are generally taxed at ordinary income tax rates for shareholders) than if the Fund had not used such instruments.

●	Treasury Inflation-Protected Securities (“TIPS”) Risk. TIPS are debt instruments issued by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Inflation-indexed bonds generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk, and duration risk. There is no assurance that TIPS will protect a Fund against some or all of the adverse impacts that inflation or deflation may have on the Fund’s portfolio.

●	U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

●	Volatility Risk. The Fund or an underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s or an underlying fund’s portfolio may fluctuate due to factors that affect markets generally or that affect a particular industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund. In addition, the Fund’s derivative investments can be highly volatile, and the Fund may experience large losses when buying, selling or holding such instruments. High volatility may have an adverse impact on the Fund.

The Fund is not suitable for all investors. The Fund should be utilized only by investors who (a) understand the risks associated with the use of derivatives, (b) are willing to assume a high degree of risk, and (c) intend to actively monitor and manage their investments in the Fund. Investors who do not meet these criteria should not buy shares of the Fund. An investment in the Fund is not a complete investment program.

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Performance

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s Class W shares for each calendar year since the Fund’s inception. The performance table includes a comparison of the performance of the Fund’s shares over time to the performance of a two broad-based market indices. The performance table also shows the Fund’s performance against a blended benchmark index representing a traditional 60/40 strategy, which has a level of expected volatility similar to that targeted by the Fund. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-877-910-4232.

Performance Bar Chart for Calendar Years Ended December 31st:

Highest Quarter:	03/31/2019	13.29%
Lowest Quarter:	03/31/2020	-21.19%

Performance Table Average Annual Total Returns
(For the year ended December 31, 2023)

Class W Shares	One Year	Five Year	Since Inception(1)
Return before taxes	6.02%	1.59%	-1.32%
Return after taxes on Distributions	3.90%	0.67%	-2.16%
Return after taxes on Distributions and Sale of Fund Shares	3.51%	0.97%	-1.23%
Blended Benchmark Index 60% MSCI World Equity Index 40% Bloomberg Global Aggregate Bond Index(2) (reflects no deduction for fees, expenses or taxes)	16.33%	7.65%	4.77%
MSCI World Equity Index(3)	23.79%	12.80%	7.99%
Bloomberg Global Aggregate Bond Index(4)	5.72%	-0.32	-0.55%

(1)	The Fund commenced operations on January 22, 2018.

(2)	The Blended Benchmark Index is a customized blend of unmanaged indices, weighted as follows: 60% MSCI World Equity Index (Net) and 40% Bloomberg Global Aggregate Bond Index, rebalanced monthly. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

(3)	The MSCI World Equity Index is a broad global equity index that represents large and mid-cap equity performance across all 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

(4)	The Bloomberg Global Aggregate Bond Index is a measure of global investment grade debt from twenty-four local currency markets. This multi-currency index includes treasury, government-related, corporate, and securitized fixed-rate bonds from both developed and emerging markets issuers. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Portfolio Management

Investment Adviser

Wealthfront Strategies LLC (the “Adviser”).

Portfolio Managers

Portfolio Managers	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Alex Michalka, Ph.D.	Since 2019	Senior Director of Research

Purchase and Sale of Fund Shares

Purchase Minimum
Eligible Investors	Initial Investments	Subsequent Investments

●     Direct Investors (both an individual investor or an institutional investor such as defined benefit plans, foundations, endowments and corporations investing on their own behalf)

●     Investors who invest through authorized broker-dealers or other financial intermediaries that have entered into a distribution agreement, service agreement or other type of arrangement with the Adviser or the Fund

	$5 million*	None
● Eligible advisory clients of Wealthfront Advisers LLC, an affiliate of the Adviser.	None	None

*	The Adviser may waive or reduce the initial investment minimums at its sole discretion.

You may purchase and redeem all or part of your Fund shares on any day that the New York Stock Exchange is open for trading through your broker, or the following options for direct purchasers:

●	Sending a written request by mail to: Wealthfront Risk Parity Fund c/o Ultimus Fund Solutions, LLC PO Box 541150 Omaha, NE 68154; or

●	Calling us at 1-877-910-4232

Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer.

Tax Information

Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are generally subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred plan such as an IRA account or a 401(k) plan, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

The Fund and its related companies, including the Adviser, do not expect to make any payment to any broker-dealers or financial intermediaries for the sale of Fund shares and related services.

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ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

The section provides more detailed information regarding the Fund’s investment objective, principal investment strategies and certain related risks investing in the Fund and discussed in the Fund Summary, as well as information about additional investment strategies and techniques that the Fund may employ in pursuing its investment objective. The Fund may make other types of investments to the extent permitted by applicable law. Additional information about the Fund, its investment strategies and risks also can be found in the Fund’s Statement of Additional Information (“SAI”). This section also provides information regarding the Fund’s disclosure of portfolio holdings. The investment objective and the investment strategies of the Fund are non-fundamental, which means that they may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Investment Objective: The Fund seeks to provide investors with long-term total return, which consists of both capital appreciation and income. The Fund’s investment objective may be changed by the Fund’s Board of Trustees upon 60 days prior written notice to shareholders. There is no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies: The Fund seeks to achieve its investment objective by allocating its assets among a broad range of asset classes (including but not limited to global developed and emerging market equities, global developed and emerging markets fixed income, real estate investment trusts (REITs), treasury inflation-protected securities and commodities). The Fund will generally have some level of investment in most of these asset classes but there is no stated limit on the percentage of assets the Fund will allocate to a particular asset class. The Fund’s exposure to these asset classes will be achieved principally through investments in exchange-traded funds (“ETFs”) and in derivative instruments such as total return swaps, as discussed further below. Because the Fund will gain exposure to global developed and emerging markets fixed income asset classes either through ETFs or through total return swaps that reference relevant ETFs, the Fund’s investments in fixed income instruments may be of any duration, maturity and quality.

The Adviser will use proprietary portfolio construction methodologies to assemble a diversified portfolio that targets an annualized volatility for the Fund of 12%, but the Fund’s actual volatility level for longer or shorter periods may be materially higher or lower than the target depending on market conditions. Volatility measures the range of returns of a security, fund or index, as indicated by the annualized standard deviation of its returns. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. A volatility target does not provide any assurance about the maximum loss for an investor in the Fund.

In allocating assets among the different asset classes, the Adviser seeks to derive approximately equal risk exposures for the Fund from the underlying asset classes based on the Adviser’s assessment of the risk associated with each asset class. This means that lower risk asset classes (such as global fixed income) will generally have higher notional allocations than higher risk asset classes (such as global developed and emerging market equities). Based on the Adviser’s assessment of the Fund’s portfolio risk as well as the prevailing market conditions (such as market volatility), the Adviser will use leverage (through investments in derivative instruments such as total returns swaps) to adjust or to increase the Fund’s exposure to certain asset classes in order to seek higher returns than traditional portfolios at similar risk level, or lower risk at similar return levels. However, there can be no assurance that employing such a strategy will achieve any particular level of return or will reduce volatility or potential loss for the Fund. The Adviser will periodically (at least monthly) reassess the risk of each asset class and their correlations and will rebalance the Fund’s existing asset allocations based on the Adviser’s assessment. The Adviser’s use of derivatives is expected to create aggregate exposure to investments for the Fund in excess of its net assets, thereby leveraging the Fund. It is expected that, on average, the Fund would have a net notional investment exposure of approximately 250% of the Fund’s net assets, although the amount of exposure may be significantly higher or lower at any given time. Through the use of derivatives that have the effect of leverage, the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund did not use derivatives or other instruments that have an economic leveraging effect. Economic leveraging tends to magnify, sometimes significantly depending on the amount of leverage used, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value to be more volatile than a fund that does not use leverage. For example, if the Fund gains exposure to a specific asset class through an instrument that provides leveraged exposure to that asset class, and the leveraged instrument increases in value, the gain to the Fund will be magnified; however, if the leveraged instrument decreases in value, the loss to the Fund will also be magnified.

The instruments the Fund will use to gain exposure to particular asset classes selected by the Adviser will include ETFs. ETFs may provide broad-based exposure to a particular asset class, sector, industry, or sub-industry. The ETFs in which the Fund may invest may follow an “indexing investment strategy” that attempts to track each ETF’s respective underlying unmanaged index by replicating the performance of the securities in the underlying unmanaged index, before fees and expenses, regardless of the current or projected performance of the index or of the actual securities comprising the index. The Fund may also invest in “active” ETFs that do not attempt to replicate the performance of a specified index.

A total return swap is a contract in which a payer and receiver exchange the risks of an underlying asset for the payment of a fee. The payer owns the underlying asset, also called the reference asset, and agrees to pay the receiver the total return on the asset, including its market appreciation and coupons, while the receiver agrees to pay a set rate, which could be fixed or variable. If the reference asset depreciates, the receiver pays the depreciation to the payer because the payer has transferred default risk, credit deterioration risk, market risk and other risks of the asset to the receiver. The Fund’s exposure to the different asset classes will be achieved principally through investments in either ETFs or in total return swaps, where the Fund will pay a counterparty a set fee in exchange for the total return of

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a reference asset, which will usually be ETFs that are determined by the Adviser to be representative of a specific asset class, sector, industry or sub-industry. To a lesser extent, the Fund may also invest in other derivative instruments such as forward and futures contracts to also gain exposure to the various asset classes and employ leverage. The Adviser may choose whether to invest in ETFs directly or derivatives of those ETFs based on various factors including the financing cost of a derivative contract, the size and anticipated liquidity of an ETF relative to the Fund’s potential investment, the deteriorating financial condition of a counterparty, or the overall cost of an investment in periods when leverage is not required to achieve the stated volatility target. The inability of the Fund to invest in derivative instruments may prevent it from achieving its investment objective(s).

A significant portion of the assets of the Fund may be invested directly or indirectly in money market instruments, which may include, but are not limited to, short-term U.S. Government securities, U.S. Treasury securities, money market mutual fund shares, and cash and cash equivalents. These cash or cash equivalent holdings serve as margin or collateral for the derivative positions the Fund takes and also earn income for the Fund. The larger the value of the Fund’s derivative positions, the more the Fund will be required to maintain cash and cash equivalents as margin or collateral for such derivatives.

The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In addition, effective August 19, 2022, Rule 18f-4 (the “Derivatives Rule”) under the Investment Company Act of 1940, as amended (the “1940 Act”), replaced the asset segregation framework previously used by funds to comply with limitations on leverage imposed by the 1940 Act. As applied to the Fund, the Derivatives Rule requires the Fund to implement: (i) limits on leverage calculated based value-at-risk (VAR); (ii) a written derivatives risk management program (DRMP) administered by a derivatives risk manager appointed by the Fund’s Board and (iii) new reporting and recordkeeping requirements.

The Fund may engage in active and frequent trading, which may result in frequent portfolio trading and high portfolio turnover (typically greater than 100%).

Principal and Other Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The Adviser cannot guarantee that the Fund will achieve its objectives. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. Many factors affect the Fund’s net asset value and performance. It is important that investors closely review and understand these risks before making an investment in the Fund. Additional information regarding the principal and certain other risks of investing in the Fund is provided below. The Fund’s Statement of Additional Information (“SAI”), which is incorporated by reference into this Prospectus, includes more information about the Fund and its investments and risks. The risks described in this Prospectus (and in the SAI) are not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time. The risks, which are described in alphabetical order and not in order of perceived importance or potential exposure, can negatively affect a Fund’s performance.

The following section provides additional information regarding certain of the principal risks identified under “Principal Risk Factors” in the Fund’s summary along with additional risk information. The Fund may invest in securities of other investment companies or through total return swaps that reference relevant ETFs. The Fund may be subject to the risks of the securities and other instruments described below through its own direct investments and indirectly through investments in other investment companies or through its exposure from its investments in total return swaps.

●	Commodities Risk. Exposure to commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. In response to the COVID-19 pandemic, the Organization of Petroleum Exporting Countries (“OPEC”) and other oil-producing countries agreed to reduce production. Future pandemics or other events could lead to reduced production and price volatility. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the OPEC and relationships among OPEC members and between OPEC and oil-importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. The commodity-linked securities in which the Fund invests may be issued by companies in the financial

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services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate.

●	Correlation Risk. Because the Fund’s investment strategy seeks to balance risk across multiple asset classes, to the extent the asset classes become correlated in a way not anticipated by the Adviser, the Fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.

●	Counterparty Credit Risk. The Fund may enter into various types of derivative contracts. Many of these derivative contracts will be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if a counterparty’s creditworthiness declines, or if a counterparty becomes the subject of insolvency proceedings, the Fund may not receive payments owed under the contract, or such payments may be delayed under such circumstances and the value of agreements with such counterparty can be expected to decline, potentially resulting in losses to the Fund. If there is a default by the counterparty to such a transaction, the Fund will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the value of the Fund being less than if the transaction had not been entered into. The Adviser considers factors such as counterparty credit ratings and financial statements among others when determining whether a counterparty is creditworthy. The Adviser regularly monitors the creditworthiness of each counterparty with which the Fund enters into a transaction. In addition, the Fund enters into swap agreements with only a single counterparty or with a limited number of counterparties, which as a result increases the Fund’s exposure to counterparty risk. There is the risk that a counterparty refuses to continue to enter into swap agreements with the Fund in the future, or requires increased fees, which could impair the Fund’s ability to achieve its investment objective. A swap counterparty may also increase its collateral or margin requirements, due to regulatory requirements or otherwise, which may limit or restrict the Fund’s ability to use, or increase the cost to the Fund of, leverage and thereby reduce the Fund’s investment returns. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of such vehicle’s securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer. These risks are magnified by the Fund’s limited number of counterparties.

●	Credit Risk. The risk that issuers or guarantors of a fixed income security, including as an asset of an ETF or as the issuer of the reference asset of a total return swap, cannot or will not make payments on the securities and other investments held by the Fund may result in losses to the Fund. Changes in the credit rating of a debt security or of the issuer of a debt security held by the Fund could have a similar effect. The credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes, which may lower their value and may affect their liquidity. Generally, the lower the credit rating of a security, the greater the risk that the issuer of the security will default on its obligation. High quality securities are generally believed to have relatively low degrees of credit risk. The Fund intends to enter into financial transactions with counterparties that the Adviser believes to be creditworthy at the time of the transactions. There is always the risk that the Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.

●	Cybersecurity Risk. There is risk to the Fund of an unauthorized breach and access to fund assets, customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund or its Service Providers to suffer data breaches, data corruption or lose operational functionality. Successful cyber-attacks or other cyber-failures or events affecting the Fund, or its Service Providers may adversely impact the Fund or its shareholders. Since information technology (“IT”) systems and digital data support the Fund’s operations, the Fund and its Service Providers are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. In addition, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks.

The computer systems, networks and devices used by the Fund and its Service Providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its Service Providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach. The Fund and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party Service Providers.

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Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value; impediments to trading; the inability of the Fund and its Service Providers to transact business; prevention of Fund investors from purchasing, redeeming or exchanging shares or receiving distributions; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

●	Derivatives Risk. The Adviser may make use of futures, forwards, swaps and other forms of derivative instruments. In general, a derivative instrument involves leverage, i.e., it provides exposure to potential gain or loss from a change in the market price of the underlying security or commodity (or a basket or index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or level of the underlying asset or index, which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. Derivative instruments may be more volatile than other instruments and may be subject to unanticipated market movements, which are potentially unlimited. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivatives are subject to a number of other risks, including liquidity risk (the possibility that the derivative may be difficult to purchase or sell and the Adviser may be unable to initiate a transaction or liquidate a position at an advantageous time or price), leverage risk (the possibility that adverse changes in the value or level of the underlying asset, reference rate or index can result in loss of an amount substantially greater than the amount invested in the derivative), interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations), and counterparty credit risk (the risk that a counterparty may be unable to perform according to a contract, and that any deterioration in a counterparty’s creditworthiness could adversely affect the instrument). In addition, because derivative products are highly specialized, investment techniques and risk analyses employed with respect to investments in derivatives are different from those associated with stocks and bonds. Finally, the Fund’s use of derivatives may cause the Fund to realize higher amounts of ordinary income or short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivatives may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Derivative instruments are also subject to the risk that the market value of an instrument will change to the detriment of the Fund. If the Adviser inaccurately forecast the values of securities, currencies or interest rates or other economic factors in using derivatives, the Fund might have been in a better position if it had not entered into the transaction at all. Some strategies involving derivative instruments can reduce the risk of loss, but they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other investments held by the Fund. New derivatives regulations require the Fund, to the extent it uses derivatives to a material extent, to, among other things, comply with certain overall limits on leverage. These regulations may limit the ability of the Fund to pursue its investment strategies and may not be effective to mitigate the Fund’s risk of loss from derivatives. Certain derivatives require the Fund to pledge its assets as collateral or to make initial margin payments, a form of security deposit intended to protect against nonperformance of the derivative contract, and the Fund may have to pledge collateral or post additional margin if the value of the derivative position changes in a manner adverse to the Fund.

●	Emerging Market Risk. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative and share the risks of foreign developed markets but to a greater extent. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited.

●	Equity Risk. Equity securities are susceptible to general market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions.

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●	Fixed Income Securities Risk. Fixed income securities held by the Fund are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, duration risk, and liquidity risk, which are more fully described below. In addition, current market conditions may pose heightened risks for fixed income securities. Future increases in interest rates could result in less liquidity and greater volatility of fixed income securities. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Adviser. Moreover, new regulations applicable to and changing business practices of financial intermediaries that make markets in fixed income securities have resulted in less market making activity for certain fixed income securities, which has reduced the liquidity and may increase the volatility for such fixed income securities. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. For example, a general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

○	Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high yielding bonds before their maturity dates, which would then require the investment of the unanticipated proceeds at lower interest rates, resulting in a decline in income.

○	Credit Risk. Fixed income securities are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated fixed income securities involve greater credit risk, including the possibility of default or bankruptcy.

○	Duration Risk. Longer-term securities may be more sensitive to interest rate changes. A heightened risk is posed by rising interest rates to longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

○	Interest Rate Risk. Fixed income securities are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Fixed income securities with longer maturities sometimes offer higher yields but are subject to greater price shifts as a result of interest rate changes than fixed income securities with shorter maturities. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

○	Liquidity Risk. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features make it more difficult to sell or buy a security at a favorable price or time. Consequently, certain fixed income securities that have lower liquidity may have to be sold at a lower price, or other securities would need to be sold to raise cash or give up an investment opportunity, any of which could have a negative effect on performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to hold the security or keep the position open, and it could incur losses.

○	Prepayment and Extension Risk. Many types of fixed income securities are subject to prepayment risk. Prepayment occurs when the issuer of a fixed income security can repay principal prior to the security’s maturity. Fixed income securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment and accordingly, a decline in the Fund’s net asset value. In addition, the potential impact of prepayment features on the price of a fixed income security can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

●	Foreign (Non-U.S.) Investment Risk. Foreign (non-U.S.) securities present greater investment risks than investing in the securities of U.S. issuers and may experience more rapid and extreme changes in value than the securities of U.S. companies, due to less information about foreign (non-U.S.) companies in the form of reports and ratings than about U.S. issuers; different accounting, auditing and financial reporting requirements; smaller markets; nationalization; expropriation or confiscatory taxation; currency blockage; or political, financial, social and economic events (including, for example, military confrontations, war and terrorism) or diplomatic developments. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers. International trade

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barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures.

Investment exposure to China subjects the Fund to specific risks. China may be subject to considerable degrees of economic, political and social instability. It is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information, and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on its economy.

In addition, there has been enhanced regulatory focus in the U.S. on access to audit and other information regarding Chinese companies. In November 2020, an executive order was issued prohibiting investments in certain Chinese companies that might be owned or controlled by the military, resulting in NASDAQ removing shares of certain companies from its indexes and the NYSE delisting certain companies. In December 2020, the Holding Foreign Companies Accountable Act (“HFCAA”) was signed into law, requiring the SEC to ban trading on all U.S. exchanges of any foreign company for which the Public Company Accounting Oversight Board (“PCAOB”) is unable to inspect audit workpapers for three consecutive years, which is a particular threat to Chinese companies as PCAOB inspection of the audit work of foreign accounting firms conflicts with Chinese law and policy. The enactment of the HFCAA and other efforts to increase U.S. regulatory access to audit workpapers could cause investor uncertainty, and the market price of any Chinese securities held by the Fund could be adversely affected. In addition, PCAOB’s inability to evaluate the audits and quality control procedures of auditors deprive investors of the transparency and protections provided by such evaluations and may subject such investors to a heightened risk of fraud. The composition of an emerging market index generally will not weigh individual securities by investor protection considerations. Therefore, to the extent the Fund tracks an emerging market index, it could invest in companies that lack transparency and other investor protections.

●	Forward and Futures Contract Risk. The successful use of forward and futures contracts is subject to special risk considerations. The primary risks associated with the use of futures and forward contracts are (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the contract; (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors that underlie or relate to the contract; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet collateral or daily variation margin requirements , including increases to margin requirements by futures commission merchants as a result of market conditions or periods of high volatility, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. The Fund could be unable to recover assets held at the futures commission merchant (“FCM”), even assets directly traceable to the Fund from the FCM in the event of a bankruptcy of the FCM. A futures clearing broker is required to segregate customer funds pursuant to the Commodities Exchange Act and the regulations of the U.S. Commodity Futures Trading Commission (“CFTC”). However, in the unlikely event of the broker’s bankruptcy, there is no equivalent of the Securities Investors Protection Corporation insurance as is applicable in the case of securities broker dealers’ bankruptcies. A risk of loss of collateral also exists if a forward contract counterparty becomes insolvent, even if the Fund pledges collateral or margin in support of a contract for the benefit of the counterparty in an account at the Fund’s custodian. A counterparty to a forward and the broker to a futures contract may also increase its collateral or margin requirements, due to regulatory requirements or otherwise, which may limit or restrict the Fund’s ability to use, or increase the cost to the Fund of, leverage and thereby reduce the Fund’s investment returns.

●	Gap Risk. The Fund is subject to the risk that a stock price or derivative value will change dramatically from one level to another with no trading in between and/or before the Fund can exit the investment. Usually such movements occur when there are adverse news announcements, which can cause a stock price or derivative value to drop substantially from the previous day’s closing price. For example, the price of a stock can drop from its closing price one night to its opening price the next morning. The difference between the two prices is the gap. Trading halts may lead to gap risk.

●	High Portfolio Turnover Risk. The investment techniques and strategies utilized by the Fund, including investments made on a shorter-term basis or in derivative instruments or instruments with a maturity of one year or less at the time of acquisition, may result in frequent portfolio trading and high portfolio turnover. High portfolio turnover rates will cause the Fund to incur higher levels of brokerage fees and commissions, which may reduce performance, and may cause higher levels of current tax liability to shareholders in the Fund. The Adviser and its affiliates do not derive any benefits from such brokerage fees or commissions with respect to the Fund.

●	Investment Companies and Exchange-Traded Funds Risk. When the Fund invests in other investment companies, including ETFs, it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the management fees of unaffiliated funds in addition to those paid by the Fund. The risk of owning an investment company including an ETF generally reflects the risks of owning the underlying investments held by the investment company.

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The Fund may also incur brokerage costs when it purchases and sells shares of an investment companies. An exchange-traded closed end fund’s or an ETF’s shares could trade at a significant premium or discount to its net asset value (NAV). During periods of market volatility, inverse ETFs may not perform as expected.

○	Other ETF Risk. In addition to the risks associated with the underlying assets held by an ETF, investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset or underlying unmanaged index; and (5) a passively managed ETF may hold troubled securities.

○	Money Market Fund Risk. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, SEC rules require prime money market mutual funds to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share. Recently, the SEC proposed amendments to money market fund rules intended to address potential systemic risks associated with money market funds and to improve transparency for money market fund investors. These rule amendments may impact the structure, operations and return potential of the money market funds in which the Fund invests, which may impact the Fund’s use of prime money market mutual funds for capital preservation purposes.

●	Interest Rate Risk. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.

●	Leverage Risk. Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio and small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage imposed by the Investment Company Act of 1940, as amended (the “1940 Act”), to meet additional margin or collateral requirements, or to meet redemption requests. In addition, the cost of leverage may increase due to the demands of a counterparty and such increased costs will have a negative impact the Fund’s investment performance.

●	LIBOR Risk. London Interbank Offered Rate, (“LIBOR”) was a leading floating rate benchmark used in loans, corporate and municipal bonds, asset-backed and mortgage-backed securities, interest rate swaps, notes, derivatives and other instruments or investments. In 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it would cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced the gradual phase out of the LIBOR rate, with nearly all publications of LIBOR on a representative basis having ceased as of June 30, 2023. Some LIBOR rates continue to be published but only on a temporary, synthetic and non-representative basis. These temporary, synthetic LIBOR Rates will be fully discontinued by September of 2024. Public and private sector market participants have worked to establish new or alternative reference rates to be used in place of LIBOR. The Fund may invest in securities and other instruments whose interest payments are determined by references to the LIBOR or the relevant benchmark replacement. Alternatives to LIBOR have been established and others may be developed. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, as the preferred alternative rate to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. Uncertainty related to the liquidity impact of the change in rates, negative effects on the valuation of the Fund’s investments, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this

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discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace an interbank offered rate with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued final regulations regarding the tax consequences of the transition from interbank offered rates to new reference rates in debt instruments and non-debt contracts. Under the regulations, to avoid such alteration or modification of the terms of a debt instrument being treated as a taxable exchange, the fair market value of the modified instrument or contract must be substantially equivalent to its fair market value before the qualifying change was made.

●	Management Risk. The Fund’s investment strategies may not result in an increase in the value of your investment in the Fund or in overall performance equal to other similar investment vehicles having similar investment strategies to those of the Fund. The net asset value of the Fund changes daily based on the performance of the securities and derivatives in which it invests. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities and derivatives in which the Fund invests may prove to be incorrect and may not produce the desired results, and may result in losses to the Fund. Management risk includes the risk that the quantitative model used by the Adviser may not perform as expected, particularly in volatile markets.

●	Managed Volatility Strategy Risk. Securities purchased by the Fund may exhibit higher price volatility than anticipated and the Fund may not be less volatile than the market as a whole. In addition, there is no guarantee that the Adviser’s managed volatility strategy will consistently minimize market impact or limit the Fund’s downside risk as intended. There can be no guarantee that the Fund will maintain its target annualized volatility. Further, the Fund’s managed volatility strategy may expose the Fund to losses (some of which may be sudden) that it would not have otherwise been exposed to if the Fund’s investment program consisted only of holding securities directly. Finally, while the Adviser’s managed volatility strategy may limit the Fund’s downside risk over time, the Fund also may experience lesser gains in a rising market. The Fund is not required to engage in trades that manage volatility and may not choose to do so.

●	Market Events Risk. There has been increased volatility, depressed valuations, decreased liquidity and heightened uncertainty in the financial markets during the past several years, including what was experienced in 2020. These conditions are an inevitable part of investing in capital markets and may continue, recur, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by lowering interest rates to historically low levels. This and other government intervention may not work as intended particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The U.S. government and the Federal Reserve have recently reduced market support activities, including by beginning to increase interest rates. Such reduction, including interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the United States and in other countries may also contribute to decreased liquidity and increased volatility in the financial markets. The impact of these influences on the markets, and the practical implications for market participants, may not be fully known for some time.

COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems.

●	Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, changes in interest rate levels, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. When the

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value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Different sectors of the market and different security types may react differently to such developments. Changes in value may be temporary or may last for extended periods. The Fund may experience a substantial or complete loss on any individual security. Even when securities markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

●	Model and Data Risk. Given the complexity of the investments and strategies of the Fund, the Adviser relies heavily on models, and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments and to provide risk management insights. The Fund may be exposed to additional risks when Models and Data prove to be incorrect or incomplete. Some of the models used by the Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied historical data. The Fund bears the risk that the models used by the Adviser will not be successful in determining the weighting of investment positions that will enable the Fund to achieve its investment objective.

●	Real Estate Investment Trusts Risk. There is risk that investments in real estate investment trusts (REITs) will make the Fund more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. REITs may be less diversified than other pools of securities, may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. REITS are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, interest rate risks (especially mortgage REITS) and liquidity risk. REITs may have limited financial resources, may trade less frequently in lower volume, engage in dilutive offerings or become more volatile than other securities. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to expenses of the Fund.

●	Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund. For example, the CFTC or SEC recently issued regulations that will subject activities investment companies trading certain derivative instruments to additional regulation, which could increase the operating expenses of the Fund and impair the Fund’s ability to achieve its investment objective.

●	Swap Risk. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the counterparty to the swap. In addition, there is the risk that a swap may be terminated by the Fund or the counterparty in accordance with its terms. For example, a common provision in swap agreements permits the counterparty to terminate any swap transaction between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s swaps may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies or achieving its investment objective.

○	Total Return Swaps Risk. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities, or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount

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of the swap. The primary risks associated with total returns swaps are counterparty credit risks (if the counterparty fails to meet its obligations) leverage risk (the possibility that adverse changes in the value or level of the underlying asset, reference rate or index can result in loss of an amount substantially greater than the amount invested in the derivative) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

●	Swap Agreements Risk. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund. Additionally, certain unexpected market events or significant adverse market movements could result in the Fund not holding enough assets to be able to meet its obligations under the agreement. Such occurrences may negatively impact the Fund’s ability to implement its principal investment strategies and could result in losses to the Fund.

●	Tax Risk. The federal income tax treatment of the complex securities in which the Fund may invest may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). It could be more difficult to comply with the tax requirements applicable to regulated investment companies if the tax characterization of investments or the tax treatment of the income from such investments were successfully challenged by the IRS. Any such failure to comply with the rules applicable to regulated investment companies could make it more difficult for the Fund itself to comply with such rules. Furthermore, the ability of the Fund to gain commodity exposure as contemplated may be adversely affected by future legislation, regulatory developments, interpretive guidance or other actions by the IRS or the Treasury Department. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (which are generally taxed at ordinary income tax rates for shareholders) than if the Fund had not used such instruments.

In 2016, the IRS declared that it would no longer rule on whether a commodities-linked structured note is a security under the 1940 Act in connection with the determination of its tax treatment and revoked all prior private letter rulings on this topic. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.

●	Treasury Inflation-Protected Securities Risk. TIPS are debt instruments issued by the United States Department of the Treasury. The principal of TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When TIPS mature, investors are paid the adjusted principal or original principal, whichever is greater. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Inflation-indexed bonds generally pay a lower nominal interest rate than a comparable non-inflation-indexed bond. There can be no assurance that the CPI will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk, interest rate risk, and duration risk There is no assurance that TIPS will protect a Fund against some or all of the adverse impacts that inflation or deflation may have on the Fund’s portfolio.

●	U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

●	Volatility Risk. The investments may appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s or an underlying fund’s portfolio may fluctuate due to events or factors that affect the markets generally or that affect a particular industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s net asset value per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund. In addition, the Fund’s derivative investments can be highly volatile, and the Fund may experience large losses when buying, selling or holding such instruments. High volatility may have an adverse impact on the Fund.

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Portfolio Holdings Disclosure: A description of the Fund’s policies regarding the release of portfolio holdings information is available in the Fund’s SAI. Shareholders may request portfolio holdings schedules at no charge by calling 1-877-910-4232.

Investment by Other Investment Companies

For purposes of the 1940 Act, the Fund is a registered investment company, and the acquisition of the Fund’s shares by other investment companies is subject to the restrictions of Section 12(d)(1) thereof. Rule 12d1-4 under the 1940 Act allows a registered investment company to invest in Fund shares beyond the limits of Section 12(d)(1) subject to certain conditions, including that a registered investment company enters into an Investment Agreement with the Trust regarding the terms of the investment. Any investment company considering purchasing shares of the Fund in amounts that would cause it to exceed the restrictions of Section 12(d)(1) should contact the Fund.

MANAGEMENT

Investment Adviser

Wealthfront Strategies LLC (the “Adviser”) provides the investment management program for the Fund subject to the supervision of the Fund’s Board of Trustees. The Adviser is a wholly owned subsidiary of Wealthfront Corporation (“Wealthfront”) and an affiliate of Wealthfront Advisers LLC, and is registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Adviser’s principal business address is 261 Hamilton Avenue, Palo Alto, CA 94301. As of October 31, 2023, the Adviser had approximately $1.13 billion in assets under management.

The Adviser has entered into an investment advisory agreement with the Fund. Under the agreement, effective February 28, 2019 the Adviser receives an annual management fee equal to 0.24% of the Fund’s average daily net assets. For the fiscal year ended October 31, 2023, the aggregate fee paid to the Adviser was 0.24% of the Fund’s average daily net assets. From the Fund’s inception through April 17, 2018, the Fund’s management fee was 0.50% of the Fund’s average daily net assets, which was reduced to 0.25% of the Fund’s average daily net assets, effective April 18, 2018. The Fund’s management fee is a “unitary” fee that includes all operating expenses payable by the Fund, except for the Fund’s pro rata portion of the fees and expenses associated with the Fund’s independent trustees (including independent trustees legal counsel fees), brokerage fees and commissions, taxes, borrowing costs (such as dividend expenses on securities sold short and interest), fees and expenses of other investment companies in which the Fund may invest, and such extraordinary or non-recurring expenses as may arise, including litigation expenses.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the Fund’s semi-annual shareholder report dated April 30, 2023.

Portfolio Managers

The Fund is managed by Dr. Alex Michalka who is responsible for overseeing the day-to-day management of the Fund, as well as setting the Fund’s overall investment strategy. Information regarding the portfolio manager is set forth below. Further information regarding the portfolio managers, including compensation, other accounts managed, ownership of securities in the Fund is available in the Fund’s SAI.

Alex Michalka, Ph.D is a portfolio manager for the Fund and has served as Senior Director of Research of Wealthfront since May 2019. Dr. Michalka earned a B.A. in Applied Mathematics from the University of California, Berkeley, and a Ph.D. in Operations Research from Columbia University. Prior to Wealthfront, Dr. Michalka has held quantitative research positions at AQR Capital Management and The Climate Corporation.

HOW SHARES ARE PRICED

The net asset value (NAV) of the Fund’s shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business. NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets minus liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily. The determination of the Fund’s NAV for a particular day is applicable for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

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Generally, fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. When prices are not available from such services or are deemed to be unreliable, such securities are valued in accordance with procedures approved by the Board. Securities traded or dealt in on one or more securities exchanges are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask price on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the- counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has appointed the Fund’s Adviser as its valuation designee (the “Valuation Designee”) for all fair value determinations and responsibilities, other than overseeing pricing service providers used by the Trust. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability effectively to oversee the designee’s fair value determinations. The Valuation Designee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board shall be responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures approved by the Board.

Futures contracts are valued at the settlement price determined by the applicable U.S. exchange on the date with respect to which the NAV is being determined, or if no settlement price is available, at the last sale price as of the close of business prior to the NAV determination on such day. Total return swaps on exchange-listed securities shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Exchange listed swaps shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices. Other swaps shall be valued either by a pricing agent covering the specific type of swap; or if no valuation is available from a pricing agent, at the price received from the broker-dealer/counterparty that issued the swap.

The Fund may use independent pricing services to assist in calculating the fair market value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares. In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The shares of many exchange-traded funds (such as ETFs and certain closed-end funds), after their initial public offering, frequently

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trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or premium on shares of any exchange-traded fund purchased by the Fund will not change.

HOW TO PURCHASE SHARES

Eligible Investors

The Fund is primarily offered to advisory clients of Wealthfront Advisers LLC who have a certain minimum account balance with Wealthfront Advisers LLC, and certain individual and institutional investors that make a minimum initial investment of $5 million. The Adviser may waive or reduce the initial investment minimums at its sole discretion.

Wealthfront Advisory Clients

Investors who are advisory clients of Wealthfront Advisers LLC and who maintain a certain minimum account balance with Wealthfront Advisers LLC are eligible to invest in the Fund. There are no minimum investment requirements for initial or subsequent purchases of shares of the Fund by eligible advisory clients of Wealthfront Advisers LLC.

Direct Investors

Individual and institutional investors, including defined benefit plans, endowments, foundations and corporations purchasing shares for their own accounts are eligible to invest in the Fund, subject to a minimum initial investment of $5 million in the Fund for each investor. There is no minimum investment requirement for subsequent purchases.

Financial Intermediaries

Investors may also invest in the Fund through authorized broker-dealers, investment advisers, financial advisers, retirement plan administrators, insurance companies or other financial intermediaries (collectively, the “Financial Intermediaries”) that have entered into a distribution agreement, service agreement or other type of arrangement with the Adviser or the Fund, subject to a minimum initial investment of $5 million for each investor. There is no minimum investment requirement for subsequent purchases.

Class W Shares

This Prospectus describes Class W shares, which is currently the only share class that is being offered by the Fund. Class W shares of the Fund are sold at NAV without an initial sales charge and are not subject to 12b-1 distribution and/or shareholder servicing fees. This means that 100% of your initial investment is placed into shares of the Fund. The Adviser may waive or reduce investment minimums at its sole discretion. The share class however may not be available for purchase in all states.

For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with eligibility requirements such as investor type and investment minimums.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form (the “Application”) to the following address:

Regular/Express Mail	Overnight Mail
Wealthfront Risk Parity Fund	Wealthfront Risk Parity Fund
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
PO Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, NE 68022

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements or omnibus account agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the

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Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. Your broker or agent may charge a fee to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your broker or servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-877-910-4232 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund. The Fund will not accept payment in cash, including cashier’s checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Redemptions of Shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, Shares may be purchased through a broker or by wire, as described in this section.

Note: Ultimus Fund Solutions, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds. If your check or electronic payment does not clear, you will be responsible for any loss incurred by the funds and charged a $25 fee to defray bank charges.

Automated Clearing House (ACH) Purchase

Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

When Order is Processed: All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. (Eastern Time) will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

●	the name of the Fund;

●	the dollar amount of shares to be purchased;

●	a completed purchase application or investment stub; and

●	check payable to the “Wealthfront Risk Parity Fund.”

HOW TO REDEEM SHARES

Redeeming Shares: If you hold shares directly through an account with the Fund, you may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular/Express Mail	Overnight Mail
Wealthfront Risk Parity Fund	Wealthfront Risk Parity Fund
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
PO Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, NE 68022

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund

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and instruct it to remove this privilege from your account. The proceeds, which are equal to number of shares times NAV, will be sent by mail to the address designated on your account or sent electronically, via ACH or wire, directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-877-910-4232. The redemption proceeds normally will be sent by mail or electronically within three business days after receipt of your telephone instructions. If redeeming from an IRA account, you will be asked about tax withholding.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its transfer agent will be held liable if you are unable to place your trade due to high call volume.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape-recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Sources of Redemption Payments and Redemptions in Kind: It is expected that payment of redemption proceeds will normally be made from uninvested cash or short-term investments or proceeds from the sale of portfolio securities. It is possible that stressed market conditions or large shareholder redemptions may result in the need for utilization of the Fund’s ability to redeem in kind in order to meet shareholder redemption requests. The Fund reserves the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds, which are payable at the next determined NAV following the receipt of your redemption request in “good order”, as described below, will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

●	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

●	The request must identify your account number;

●	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

●	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

●	you request a redemption to be made payable to a person not on record with the Fund;

●	you request that a redemption be mailed to an address other than that on record with the Fund;

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●	the proceeds of a requested redemption exceed $50,000;

●	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

●	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Minimum Account Balances: If at any time your account balance falls below $5 million, the Fund may notify you that, unless the account is brought up to at least $5 million within 30 days of the notice, your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $5 million due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

●	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy;”

●	Rejecting or limiting specific purchase requests; and

●	Rejecting purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers

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maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

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TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute to its shareholders substantially all of its net investment income as dividends once every quarter, and net capital gains once each year. Both types of distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions.

When you redeem, sell or exchange Fund shares, you will generally realize a taxable gain or loss (unless you are a tax-exempt investor, or your investment is in a qualified retirement account). This gain or loss is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.) The Fund (or its administrative agent) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds (currently, at a rate of 24%). The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund may be required to withhold taxes if a taxpayer identification number is not delivered to the Fund within seven days.

The Fund must derive at least 90% of its gross income from certain qualifying sources of income in order to qualify as a regulated investment company under the Code. The IRS issued a revenue ruling in December 2005 which concluded that income and gains from certain commodity-linked derivatives is not qualifying income under Subchapter M of the Code. As a result, the Fund’s ability to invest directly in commodity-linked swaps as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments. However, in Revenue Ruling 2006-31, the IRS indicated that income from alternative investment instruments (such as certain structured notes) that create commodity exposure may be considered qualifying income under the Code. The IRS subsequently issued private letter rulings to other taxpayers in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income and that income derived from a fund’s investment in a controlled foreign corporation (“CFC”) also will constitute qualifying income to the fund, even if the CFC itself owns commodity-linked swaps. The IRS has currently suspended the issuance of private letter rulings relating to the tax treatment of income and gains generated by investments in commodity index-linked notes and income generated by investments in a subsidiary and revoked prior rulings. The Fund seeks to gain exposure to the commodity markets primarily through investments in commodity index-linked notes.

A private letter ruling cannot be used or cited as precedent and is binding on the IRS only for the taxpayer that receives it. The Fund has not obtained a ruling from the IRS with respect to its investments or its structure. Based on the analysis in private letter rulings previously issued to other taxpayers, the Fund intends to treat its income from commodity index-linked notes as qualifying income without any such ruling from the IRS. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so, that a court would not sustain the IRS’s position. Furthermore, the tax treatment of the Fund’s investments in commodity-linked notes may be adversely affected by future legislation or Treasury regulations.

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If the IRS were to change its position or otherwise determine that income derived from certain commodity-linked notes does not constitute qualifying income and if such positions were upheld, or if future legislation or Treasury regulations were to adversely affect the tax treatment of such investments, the Fund might cease to qualify as a regulated investment company and would be required to reduce its exposure to such investments which might result in difficulty in implementing its investment strategy. If the Fund did not qualify as a regulated investment company for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such an event, in order to re-qualify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

The foregoing is only a brief summary of certain federal income tax consequences of investing in the Fund. This summary is not intended to be and should not be construed to be legal or tax advice. You should consult your own tax advisers to determine the tax consequences of owning the Fund’s shares. For additional information about taxes, see the Fund’s SAI.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 4221 North 203rd Street, Ste. 100, Elkhorn, NE 68022, is the distributor for the shares of the Fund. Northern Lights Distributors, LLC (the “Distributor”) is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is compensated by the Adviser for serving as the principal distributor for the Fund.

Compensation to Financial Intermediaries: The Adviser, the Fund and the Distributor do not make any payments to any broker-dealers or financial intermediaries for the sale of Fund shares and related services.

Householding: To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report (or, if applicable, each notice of electronic accessibility thereof) to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-877-910-4232 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

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FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund’s financial performance for each period of the past five years of the Fund’s or share class’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the Fund for the year ended October 31, 2023 has been derived from the financial statements audited by Cohen & Company, LTD., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements and related notes, are included in the Fund’s October 31, 2023 annual report, which is available upon request and incorporated by reference in the Statement of Additional Information. The information for the year ended October 31, 2022, has been derived from financial statements audited by the Fund’s prior auditor, Deloitte & Touche LLP. The information for the years ended October 31, 2021, 2020, and 2019 have been derived from financial statements audited by the Fund’s prior auditor.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Class W
	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	October 31,	October 31,	October 31,		October 31,		October 31,
	2023	2022	2021		2020		2019
Net asset value, beginning of year	$7.67	$10.59	$8.98		$10.59		$8.36
Activity from investment operations:
Net investment income/(loss) (1)	0.37	0.05	(0.02)		0.05		0.18
Net realized and unrealized gain/(loss) on investments	(0.59)	(2.61)	1.63		(1.39)		2.23
Total from investment operations	(0.22)	(2.56)	1.61		(1.34)		2.41
Less distributions from:
Net investment income	(0.36)	(0.04)	—		(0.05)		(0.18)
Net realized gains	—	(0.32)	—		(0.22)		—
Return of capital	—	—	—		(0.00	) (4)	—
Total distributions	(0.36)	(0.36)	—		(0.27)		(0.18)
Net asset value, end of year	$7.09	$7.67	$10.59		$8.98		$10.59
Total return (2)	(3.22)%	(24.92)%	17.93	% (5)	(12.94)%		29.08%
Net assets, end of year (000’s)	$1,129,258	$1,173,870	$1,585,301		$975,000		$997,925
Ratio of expenses to average net assets (3)	0.24%	0.24%	0.24%		0.24%		0.24%
Ratio of net investment income/(loss) to average net assets (3)	4.63%	0.59%	(0.21)%		0.49%		1.92%
Portfolio Turnover Rate	0%	0%	0%		0%		0%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(2)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns for periods of less than one year are not annualized.

(3)	Does not include the expenses of other investment companies in which the Fund invests, if any.

(4)	Amount represents less than $0.005.

(5)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

29

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

●     Social Security number and income

●     Account transactions and transaction history

●     Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes – to offer our products and services to you	NO	We do not share
For joint marketing with other financial companies	NO	We do not share
For our affiliates’ everyday business purposes – information about your transactions and experiences	NO	We do not share
For our affiliates’ everyday business purposes – information about your creditworthiness	NO	We do not share
For our affiliates to market to you	NO	We do not share
For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-631-490-4300

30

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Two Roads Shared Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or give us contact information

●     provide account information or give us your income information

●     make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you. ● Two Roads Shared Trust does not jointly market.

31

Wealthfront Risk Parity Fund

Adviser	Wealthfront Strategies LLC 261 Hamilton Avenue Palo Alto, CA 94301	Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, PA 19103
Custodian	U.S. Bank N.A. 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212	Legal Counsel	Blank Rome LLP 1271 Avenue of the Americas New York, NY 10020
Distributor	Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022	Transfer Agent	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

Additional information about the Fund is included in the Fund’s SAI. The SAI and the financial statements included in the Fund’s most recent annual report to shareholders for the fiscal year ended October 31, 2023, including the notes thereto and report of the independent registered public accounting firm thereon are incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund’s policies and management. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI and the annual and semi-annual reports to shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-877-910-4232. The SAI, annual and semi-annual reports and other information relating to the Fund are available, free of charge, at www.wealthfront.com/risk-parity-prospectus. You may also write to:

Wealthfront Risk Parity Fund
c/o Ultimus Fund Solutions, LLC
PO Box 541150
Omaha, NE 68154

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Investment Company Act File # 811-22718

WEALTHFRONT RISK PARITY FUND

A Series of Two Roads Shared Trust

Fund	Class W
Wealthfront Risk Parity Fund	WFRPX

STATEMENT OF ADDITIONAL INFORMATION

Dated March 1, 2024

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of the Wealthfront Risk Parity Fund (the “Fund”) dated March 1, 2024 (the “Prospectus”), copies of which may be obtained without charge by contacting the Fund’s Transfer Agent, Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 or by calling 1-877-910-4232. You may also obtain the Prospectus by visiting the Fund’s website at www.wealthfront.com/risk-parity-prospectus.

TABLE OF CONTENTS

THE FUND	1
TYPES OF INVESTMENTS, STRATEGIES AND RELATED RISKS	1
INVESTMENT RESTRICTIONS	19
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS	20
MANAGEMENT	21
CONTROL PERSONS AND PRINCIPAL HOLDERS	25
INVESTMENT ADVISER	26
THE DISTRIBUTOR	27
PORTFOLIO MANAGERS	28
ALLOCATION OF PORTFOLIO BROKERAGE	28
PORTFOLIO TURNOVER	29
OTHER SERVICE PROVIDERS	29
DESCRIPTION OF SHARES	31
ANTI-MONEY LAUNDERING PROGRAM	31
PURCHASE, REDEMPTION AND PRICING OF SHARES	31
TAX STATUS	34
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	37
LEGAL COUNSEL	38
FINANCIAL STATEMENTS	38
APPENDIX A	A-1
APPENDIX B	B-1

THE FUND

The Fund is a series of Two Roads Shared Trust, a Delaware statutory trust organized on June 8, 2012 (the “Trust”). The Trust is registered as an open-end management investment company currently consisting of thirty separate portfolios. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a “diversified” series of the Trust, meaning the Fund is subject to the diversification requirements of the Investment Company Act of 1940 (the “1940 Act”), which generally limit investments, as to 75% of a fund’s total assets, to no more than 5% in securities in a single issuer and 10% of an issuer’s voting securities.

The Fund consists of one share class, the Class W shares. The Fund’s investment objective, restrictions and policies are more fully described herein and in the Fund’s Prospectus. The Board may launch other series and offer shares of a new fund under the Trust at any time.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS, STRATEGIES AND RELATED RISKS

General

Wealthfront Strategies LLC (the “Adviser”) serves as the investment adviser to the Fund, a diversified open-end management investment company. The Fund’s investment objective and principal investment strategies, as well as other important information, are described in the Prospectus for the Fund, which should be read together with this SAI. The investment objective of the Fund is non-fundamental and may be changed without the consent of the holders of a majority of the Fund’s outstanding voting shares (as such term is defined in the 1940 Act).

The discussion below supplements information contained in the Fund’s Prospectus pertaining to the investment policies of the Fund. Descriptions in this SAI of particular investment practices or techniques in which the Fund may engage are intended to describe the spectrum of investments that the Adviser in its discretion might, but is not required to, use in managing the Fund’s portfolio assets. The Adviser may in its discretion at any time employ such practice, technique or instrument for the Fund. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but to the extent employed, could from time to time have a material impact on the Fund’s performance.

The investment techniques and instruments described below and in the Fund’s Prospectus may, consistent with the Fund’s investment objective and investment policies, be used by the Fund if, in the opinion of the Adviser, such strategies will be advantageous to the Fund. The Fund may not invest in all of the instruments and techniques described below. In addition, the Fund is free to reduce or eliminate its activity with respect to any of the investment techniques described below without changing the Fund’s fundamental investment policies, and the Fund will periodically change the composition of their portfolios to best meet its investment objective. For more information about the Fund’s principal strategies and risks, please see the Fund’s Prospectus.

Borrowing

While the Fund does not anticipate doing so, the Fund may borrow money for investment purposes. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of the Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV per share of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. The Fund may borrow to employ leverage during periods when the Adviser believes that the Fund’s investment objective would be furthered.

The Fund may also borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage requirement. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.

Commodity-Linked Securities

The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, such as structured notes, discussed below which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities held by the Fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

In order to qualify for the special tax treatment available to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), the Fund must, among other things, derive at least 90% of its gross income each taxable year from certain specified types of investments. It is currently unclear which types of commodities-linked derivatives fall within these specified investment types. As a result, if the Fund’s investment in commodities-linked derivatives were to exceed a certain threshold, the Fund could fail to qualify for the special tax treatment available to regulated investment companies under the Internal Revenue Code.

Commodities Instruments

There are several additional risks associated with transactions in commodity futures contracts, swaps on commodity futures contracts, commodity forward contracts and other commodities instruments. In the commodity instruments markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling commodity instruments today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same commodity instrument, the commodity producer generally must sell the commodity instrument at a lower price than the expected future spot price. Conversely, if most hedgers in the commodity instruments market are purchasing commodity instruments to hedge against a rise in prices, then speculators will only sell the other side of the commodity instrument at a higher future price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for the Fund. If the nature of hedgers and speculators in commodity instruments markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new commodity instrument, the Fund might reinvest at a higher or lower future price or choose to pursue other investments. The commodities which underlie commodity instruments may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund’s investments to greater volatility than investments in traditional securities. Also, unlike the financial instruments markets, in the commodity instruments markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity instruments contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in instruments on that commodity, the value of the commodity instrument may change proportionately.

Cybersecurity Risk

The Fund and its service provides may be prone to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cybersecurity breaches affecting the Fund or its Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cybersecurity breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the fund’s investment in such companies to lose value.

Debt Securities

A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

Derivative Instruments

The Fund considers derivative instruments to consist of securities or other instruments whose value is derived, at least in part, from or related to the price or value of another instrument or asset, or the level of an index, such as the S&P 500® Index, or indices, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to correctly forecast interest rates and other economic factors. If the Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. In addition, while the use of derivatives for hedging purposes can reduce losses, it can also reduce or eliminate gains, and hedges are sometimes subject to imperfect matching between the derivative and the security it is hedging, which means that a hedge might not be effective. The Fund might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. A decision as to whether, when and how to utilize derivative instruments involves skill and judgment, and even a well-conceived derivatives strategy may be unsuccessful. The use of derivative instruments involves brokerage fees and/or other transaction costs.

Some forms of derivative instruments, such as exchange-traded futures and certain options, are traded on regulated exchanges. These types of derivative instruments are standardized contracts for which market quotations are published daily. Non-standardized derivative instruments, on the other hand, tend to be more specialized or complex, and may be harder to value. While derivative instruments may be useful for investment and hedging, they also carry additional risks. Derivatives typically have the effect of leverage on the Fund, meaning that a small investment in derivative instruments could have a potentially large impact on the Fund’s returns. The use of derivative instruments involves risks different from, and/or possibly greater than, the risks associated with investing directly in the underlying assets or references. The use of derivative instruments is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund may choose not to invest in derivative instruments because of their cost, limited availability or any number of other reasons deemed relevant by the Adviser.

Futures Contracts

The Fund may invest in U.S. futures contracts that are traded on organized exchanges regulated by the Commodity Futures Trading Commission (“CFTC”). Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. The Fund invests in futures contracts through an account that it has opened at a futures commission merchant (“FCM”).

There are several risks in connection with the use of futures by the Fund. The Fund may use futures to gain exposure to a particular market, index, security, commodity or instrument or for speculative purposes to increase return. One or more markets, indices or instruments to which the Fund has exposure through futures may go down in value, possibly sharply and unpredictably. This means the Fund may lose money. The price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to many futures contracts (notably financial futures contracts), the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. When there is no liquid market, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin (as described below). In such circumstances, an increase in the price of the securities owned by the Fund and related to the futures contracts, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by futures exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover equity.

LIBOR Risk.

London Interbank Offered Rate, (“LIBOR”) was a leading floating rate benchmark used in loans, corporate and municipal bonds, asset-backed and mortgage-backed securities, interest rate swaps, notes, derivatives and other instruments or investments. In 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it would cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced the gradual phase out of the LIBOR rate, with nearly all publications of LIBOR on a representative basis having ceased as of June 30, 2023. Some LIBOR rates continue to be published but only on a temporary, synthetic and non-representative basis. These temporary, synthetic LIBOR Rates will be fully discontinued by September of 2024. Public and private sector market participants have worked to establish new or alternative reference rates to be used in place of LIBOR. The Fund may invest in securities and other instruments whose interest payments are determined by references to LIBOR or the relevant benchmark replacement. Alternatives to LIBOR have been established and others may be developed. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate (“SOFR”), a broad measure of secured overnight U.S. Treasury repo rates, as the preferred alternative rate to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. Uncertainty related to the liquidity impact of the change in rates, negative effects on the valuation of the Fund’s investments, and how to appropriately adjust these rates at the time of transition, poses risks for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace an interbank offered rate with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued final regulations regarding the tax consequences of the transition from interbank offered rates to new reference rates in debt instruments and non-debt contracts. Under the regulations, to avoid such alteration or modification of the terms of a debt instrument being treated as a taxable exchange, the fair market value of the modified instrument or contract must be substantially equivalent to its fair market value before the qualifying change was made.

Stock Index Futures

The Fund may invest in stock index futures. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks.

Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by the Fund on the purchase or sale of a stock index future. At any time prior to the expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

Swap Agreements

The Fund may enter into swap agreements with respect to securities, futures, currencies, indices, commodities and other instruments. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors, including securities, futures, currencies, indices, commodities and other instruments. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security or commodity prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is normally not actually exchanged or paid by the counterparties, but rather is only used as a reference point to calculate the obligations that the parties to a swap agreement have agreed to exchange. Some swap agreements entered into by the Fund would calculate the obligations of the parties to the agreements on a “net” basis. Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund). Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements often do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into a swap agreement in circumstances where the Adviser believes that it may be more cost effective or practical than buying the underlying securities or a futures contract or an option on such securities. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, futures contracts or other underlying assets represented in the index, plus the dividends that would have been received on those instruments. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks, futures contracts or other underlying assets. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Total Return Swaps. The Fund may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, pegged to a floating rate (such as a Secured Overnight Financing Rate (“SOFR”), is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties. Typically, no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also entail the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the over-the-counter market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements. The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Regulatory Risks of Derivative Use

Rule 18f-4 under the 1940 Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”).

The Fund does not intend to rely on the Limited Derivatives User Exception (as defined below). Accordingly, the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and to apply a value-at-risk (VaR) based limit to their use of certain derivative instruments and financing transactions. The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Directors/Trustees, and periodically reviews the DRMP and reports to the Board. The Fund will also provide additional disclosure both publicly and to the SEC regarding its derivatives positions. In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework for covering derivatives arising from SEC guidance prior to the adoption of Rule 18f-4.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

The European Union (and some other countries) are implementing similar requirements, which will affect the Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these regulations are new and evolving (and some of the rules are not yet final), their impact remains unclear. These regulations could limit or impact the Fund’s ability to invest in derivatives and other instruments, limit the Fund’s ability to employ certain strategies that use derivatives and adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objectives.

Effective 2013, the CFTC rules require advisers to certain registered investment companies to register with the CFTC as commodity pool operators (“CPO”) if their investment companies are unable to meet certain trading and marketing limitations. The Fund’s Adviser has registered as a CPO and intends to comply with any applicable reporting, disclosure or other regulatory requirements. Compliance with CFTC regulatory requirements may increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

It is also possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund may engage in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategy. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

In 2010, the U.S. government enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. The CFTC and certain futures exchanges have also established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and any of its affiliates may be aggregated for this purpose. The trading decisions of the Adviser may have to be modified and positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

The SEC has in the past adopted interim rules requiring reporting of all short positions on securities above a certain de minimis threshold and may adopt rules requiring monthly and/or enhanced public disclosure in the future. In addition, other non-U.S. jurisdictions where the Fund may trade have adopted reporting requirements. If the Fund’s securities short positions or its strategy become generally known, it could have a significant effect on the Adviser’s ability to implement its investment strategy. In particular, it would make it more likely that other investors could cause a “short squeeze” in the securities held short by the Fund forcing the Fund to cover its positions at a loss. Such reporting requirements may also limit the Adviser’s ability to access management and other personnel at certain companies where the Adviser seeks to take a short position. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as the Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could decrease drastically. Such events could make the Fund unable to execute its investment strategy. In addition, the SEC recently proposed additional restrictions on short sales. If the SEC were to adopt additional restrictions regarding short sales, they could restrict the Fund’s ability to engage in short sales of securities in certain circumstances, and the Fund may be unable to execute its investment strategy as a result.

The SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans on short sales of certain securities in response to market events. Bans on short selling may make it impossible for the Fund to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Equity Securities

Equity securities include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Fixed Income Securities

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in any Fund will be subjected to risk even if all fixed income securities in the Fund’s portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of the fixed income securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the fixed income securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its fixed income securities may become impaired.

The corporate fixed income securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it may be treated as an illiquid security.

Foreign (Non-U.S.) Currency Transactions

The Fund may engage in foreign (non-U.S.) currency transactions, including foreign (non-U.S.) currency forward contracts, options, swaps, and other strategic transactions in connection with investments in securities of non-U.S. companies. The Fund will conduct its foreign (non-U.S.) currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign (non-U.S.) currency exchange market or through forward contracts to purchase or sell foreign (non-U.S.) currencies.

The Fund may enter into forward foreign (non-U.S.) currency exchange contracts (forward contracts) in order to protect against possible losses on foreign (non-U.S.) investments resulting from adverse changes in the relationship between the U.S. dollar and foreign (non-U.S.) currencies, as well as to increase exposure to a foreign currency or to shift exposure to foreign (non-U.S.) currency fluctuations from one country to another. A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. Although foreign (non-U.S.) exchange dealers often do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the price at which they are buying and selling various currencies. However, forward contracts may limit the potential gains which could result from a positive change in such currency relationships.

The Fund may purchase and write put and call options on foreign (non-U.S.) currencies for the purpose of protecting against declines in the U.S. dollar value of foreign (non-U.S.) portfolio securities and against increases in the U.S. dollar cost of foreign (non-U.S.) securities to be acquired. As with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign (non-U.S.) currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign (non-U.S.) currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

The Fund may enter into interest rate swaps on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). These transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that the Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.

While the Adviser is authorized to hedge against currency risk, it is not required to do so. The Adviser may choose not to hedge currency exposure.

Foreign (Non-U.S.) Investments – General

To the extent consistent with its investment objective and strategies, the Fund may invest in foreign securities, including bonds and other fixed-income securities of foreign issuers. Foreign fixed-income securities may include eurodollar convertible securities, which are fixed-income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer.

Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of the Fund to the extent that it invests in foreign securities. The holdings of the Fund, to the extent that they invest in fixed-income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates; less complete financial information about the issuers; more or less foreign government regulation; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less market liquidity; more market volatility; and economic, political and social instability in the countries in which the Fund invests. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the United States. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

European countries can be affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

On January 31, 2020, the United Kingdom (“the UK”) left the EU (commonly referred to as “Brexit”). The UK and the EU signed the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and UK’s relationship post Brexit. However, many aspects of the UK-EU trade relationship remain subject to further negotiation. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. As a result, the Fund may be exposed to volatile trading markets and significant and unpredictable currency fluctuations over a short period of time, and potentially lower economic growth in the UK, Europe and globally. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by these actions. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively impact the Fund’s investments in securities issued by companies located in EU countries. In addition, Russia’s recent military incursions in Ukraine have led to sanctions being levied against Russia by the United States, EU and other countries, which could adversely affect European and global energy and financial markets, as well as commodity prices, supply chains and global trade. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching, and the resulting market volatility may have an adverse effect on the performance of the Fund.

Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. A number of countries in the Middle East and Europe have suffered terror attacks, and additional attacks may occur in the future. Eastern Europe and the Middle East have experienced ongoing military conflict; this conflict may expand and military attacks could continue to occur in the Middle East and Europe. Europe has also been struggling with mass migration from the Middle East and Africa. European elections could, depending on the outcomes, further call into question the future direction of the EU. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in such areas or with significant exposure to such countries or issuers located in such countries, these events could negatively affect the value and liquidity of the Fund’s investments.

To the extent consistent with its investment objectives and strategies, the Fund may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by U.S. entities or citizens.

Although the Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Dividends and interest payable on the Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders.

The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

The Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, the use of forward currency exchange contracts with other instruments may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the Fund will not exceed its total asset values, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

The Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to deliver payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country.

The Fund may invest a significant percentage of its assets in the securities of issuers located in geographic regions with securities markets that are highly developed, liquid and subject to extensive regulation, including Japan. Japan’s economy has historically lagged that of its Asian neighbors and other major developed economies, and it has experienced lengthy periods of recession and deterioration of its competitiveness. Although Japan has attempted to reform its political process and deregulate its economy to address the situation, there is no guarantee that these efforts will succeed.

Japan’s economy is heavily dependent upon international trade and is especially sensitive to trade barriers and disputes. Domestic or foreign trade sanctions or other protectionist measures may also adversely impact Japan’s economy. In particular, Japan relies on large imports of agricultural products, raw materials and fuels. Japan also remains heavily dependent on oil imports, and a substantial rise in commodity prices, or a fall-off in Japan’s manufactured exports, may affect Japan’s economy adversely. Additionally, slowdowns in the economies of key trading partners such as the United States, China and countries in Southeast Asia could have a negative impact on the Japanese economy.

Furthermore, Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.

The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. The Japanese yen may also be affected by currency volatility elsewhere in Asia, particularly Southeast Asia. The Japanese securities markets are less regulated than the U.S. markets. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders’ rights also are not always enforced.

Japan has had territorial disputes and/or defense issues with China, North Korea, South Korea and Russia, among others. In the past several years, Japan’s relationship with North Korea has been especially strained because of increased nuclear and military activity by North Korea. Japan’s disputes with neighboring countries have the potential to cause uncertainty in the Japanese markets and affect the overall Japanese economy in times of crisis.

Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Japanese economy.

Foreign Investments – Emerging Markets

The Fund, to the extent permitted by its investment objectives and strategies, may also invest in countries with emerging economies or securities markets. Emerging market countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries.

In general, the securities markets of emerging countries are less liquid, subject to greater price volatility and have a smaller market capitalization than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the United States. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Certain emerging market countries may have antiquated legal systems, which may adversely impact the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations. In addition, the systems of corporate governance to which issuers in certain emerging countries are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries.

Because of the recent formation of the Russian securities markets, the underdeveloped state of Russia’s banking and telecommunication system and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that the Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. In addition, Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008 and Ukraine in 2014. Such measures may have an adverse effect on the Russian economy, which may, in turn negatively impact the Fund.

The United States, the EU and other countries have imposed economic sanctions on certain Russian individuals and Russian corporations. Additional broader sanctions may be imposed in the future. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking countermeasures or retaliatory actions, which may further impair the value and liquidity of Russian securities.

The sanctions against certain Russian issuers include prohibitions on transacting in or dealing in new debt of longer than 30 or 90 days maturity or new equity of such issuers. Securities held by the Fund issued prior to the date of the sanctions being imposed are not currently subject to any restrictions under the sanctions. However, compliance with each of these sanctions may impair the ability of the Fund to buy, sell, hold, receive or deliver the affected securities or other securities of such issuers. If it becomes impracticable or unlawful for the Fund to hold securities subject to, or otherwise affected by, sanctions (collectively, “affected securities”), or if deemed appropriate by the Fund’s investment adviser, the Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase the Fund’s transaction costs.

Current or future sanctions may result in Russia taking countermeasures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by the Fund. In the event of such a freeze of any Fund assets, including depositary receipts, the Fund may need to liquidate non-restricted assets in order to satisfy any Fund redemption orders. The liquidation of Fund assets during this time may also result in the Fund receiving substantially lower prices for its securities.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Certain emerging countries may restrict or control foreign investments in their securities markets. These restrictions may limit the Fund’s investment in those countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. Custodial and/or settlement systems in emerging countries may not be fully developed. To the extent the Fund invests in emerging countries, Fund assets that are traded in such markets and which have been entrusted to sub-custodians in these markets may be exposed to risks for which the sub-custodian will have no liability.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) social unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The Fund may invest in former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Investment exposure to China subjects the Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The Chinese government has undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

A significant portion of the Fund may also be invested in issuers located in Central and South American countries. Securities markets in Central and South American countries may experience greater volatility than in other emerging countries. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Many of the currencies of Central and South American countries have experienced steady devaluation relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which the Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. There is also a risk that certain Central and South American countries may restrict the free conversion of their currencies into other currencies. Some Central and South American countries may have managed currencies that are not free floating against the U.S. Dollar. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. Certain Central and South American currencies may not be internationally traded, and it would be difficult for the Fund to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.

The emergence of the Central and South American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. Governments of many Central and South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers.

International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the recovery of the Central and South American economies. Because commodities such as oil, gas, minerals and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many of these countries can experience significant volatility.

Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including share appreciation or depreciation of participant’s national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Central and South American markets, an undermining of Central and South American economic stability, the collapse or slowdown of the drive toward Central and South American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Fund’s investments in Central and South America generally or in specific countries participating in such trade agreements.

The economies of emerging countries may suffer from unfavorable growth of gross domestic product, rates of inflation and hyperinflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

Risks related to currencies and corporate actions are also greater in emerging countries than in developed countries. For example, some emerging countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain emerging countries may experience sudden and large adjustments in their currency, which can have a disruptive and adverse effect on foreign investors. Some emerging countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. Some emerging countries may impose restrictions on the free conversion of their currencies into foreign currencies, including the U.S. dollar. Corporate action procedures in emerging countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.

Foreign (Non-U.S.) Government Securities

The Fund may invest in foreign (non-U.S.) government securities, including securities issued by foreign (non-U.S.) governments, including political subdivisions, or their authorities, agencies, instrumentalities or by supra-national agencies. Different kinds of foreign (non-U.S.) government securities have different types of government support. For example, some foreign (non-U.S.) government securities are supported by the full faith and credit of a foreign (non-U.S.) national government or a political subdivision and some are not. Foreign (non-U.S.) government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of the Fund to enforce its rights against a foreign (non-U.S.) government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to satisfy their obligations to pay principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the Inter-American Development Bank.

As with other fixed income securities, foreign (non-U.S.) government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of foreign (non-U.S.) government securities may fall during times of rising interest rates. Also, yields on foreign (non-U.S.) government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in foreign government securities, the Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of foreign (non-U.S.) government securities. Certificates of accrual and similar instruments may be more volatile than other foreign (non-U.S.) government securities.

Illiquid and Restricted Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include securities that are illiquid by virtue of the absence of a readily available market (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers) or legal or contractual restrictions on resale (e.g., because they have not been registered under the Securities Act). Illiquid investments include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate; currency, mortgage and credit default swaps; interest rate caps; floors and collars; municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter (“OTC”) options and cover for OTC options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to the Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Foreign (non-U.S.) securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. To the extent an investment held by the Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to a greater liquidity risk.

Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid investments promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. To the extent an investment held by the Fund is deemed to be an illiquid investment or a less liquid investment, the Fund will be exposed to a greater liquidity risk.

As required by Rule 22e-4 under the 1940 Act, the Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4. If the limitation on illiquid investments is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required, to the SEC.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign (non-U.S.) securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign (non-U.S.) issuers sponsored by the Financial Industry Regulatory, Inc.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Margin Deposits

Margin Deposits for Futures Contracts

Unlike the purchase or sale of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

Recent Market Events

The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

Stresses associated with the 2008 financial crisis in the United States and global economies peaked approximately a decade ago, but periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or a geography, continue to recur. Some countries, including the United States, have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the financial crisis and/or substantially reducing corporate taxes. The exact shape of these policies is still being considered, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, especially if the market’s expectations are not borne out. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health, may add to instability in world economies and markets generally. Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, political and/or financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, as a possible consequence of the measures taken in response to the spread of COVID-19 and the resulting market disruptions, volatility and liquidity concerns, the Fund may have difficulty in complying with the distribution requirements necessary for the Fund to maintain its status as a regulated investment company under the Code.

Over-the-Counter Instruments

The trading of over-the-counter instruments subjects the Fund to a variety of risks including: (1) counterparty risk; (2) basis risk; (3) interest rate risk; (4) settlement risk; (5) legal risk; and (6) operational risk. Counterparty risk is the risk that the Fund’s counterparties might default on their obligation to pay or perform generally on their obligations. The over-the-counter markets and some foreign (non-U.S.) markets are “principals’ markets.” That means that performance of the contract is the responsibility only of the individual firm or member on the other side of the trade and not any exchange or clearing corporation. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties. Basis risk is the risk attributable to the movements in the spread between the derivative contract price and the future price of the underlying instrument. Interest rate risk is the general risk associated with movements in interest rates. Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Legal risk is the risk that a transaction proves unenforceable in law or because it has been inadequately documented. Operational risk is the risk of unexpected losses arising from deficiencies in a firm’s management information, support and control systems and procedures. Transactions in over-the-counter derivatives may involve other risks as well, as there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of a position or to assess the exposure to risk.

Securities of Other Investment Companies

The Fund may invest in securities of other investment companies. The Fund’s investments in an underlying portfolio of exchange traded funds (“ETFs”), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds. Pursuant to Rule 12d1-4, the Fund and any “affiliated persons,” as defined by the 1940 Act, must comply with certain conditions in order to purchase more than 3% in the aggregate of the total outstanding securities of any underlying fund. Accordingly, when affiliated persons hold shares of any of the underlying fund, the Fund’s ability to invest fully in shares of those funds is restricted, and the Advisor must then, in some instances, select alternative investments that would not have been its first preference. In addition, Section 12(d)(1)(F) allows an alternative method for unaffiliated funds to invest in underlying funds provided such investments are made in accordance with the requirements of Section 12(d)(1)(F). An underlying fund whose shares are purchased by the Fund in reliance on Section 12(d)(1)(F) will not be obligated to redeem shares held by the Fund in an amount exceeding 1% of the underlying fund’s outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying fund’s outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of any Fund’s total assets. Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an underlying fund until the Advisor determines that it is appropriate to dispose of such securities.

Exchange Traded Funds

ETFs are typically passively managed funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs) that have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

ETFs are shares issued by investment companies that are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System (“NASDAQ”) National Market System. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional open-end mutual funds: (i) the market price of the ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

ETF shares are not individually redeemable from the ETF, except upon termination of the ETF. To redeem from the ETF, an investor must accumulate enough ETF shares to reconstitute a creation unit. Upon redemption of a creation unit, an investor will receive securities underlying the ETF and cash identical to the portfolio deposit required of an investor wishing to purchase a creation unit that day. The Fund may sell ETF shares through a broker dealer.

The price of an ETF’s shares is derived from and based upon the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETFs generally is based on a basket of stocks. Disruptions in the markets for the securities underlying ETFs purchased or sold by the Fund could result in losses on ETFs.

Money Market Fund Investments

Certain money market funds in which the Fund may invest may operate as “institutional money market funds” under Rule 2a-7 of the 1940 Act and must calculate their NAV per share to the fourth decimal place (e.g., $1.0000) reflecting market-based values of the money market fund’s holdings. Because the share price of these money market funds will fluctuate, when the Fund sells its shares they may be worth more or less than what the Fund originally paid for them. The Fund could also lose money if the money market fund holds defaulted securities or as a result of adverse market conditions. These money market funds may impose a “liquidity fee” upon the redemption of their shares or may temporarily suspend the ability to redeem shares if the money market fund’s liquidity falls below the required minimums because of market conditions or other factors.

These measures may result in an investment loss or prohibit the Fund from redeeming shares when the Adviser would otherwise redeem shares. If a liquidity fee is imposed or redemptions are suspended, the Fund may have to sell other investments at less than opportune times to raise cash to meet shareholder redemptions or for other purposes. The Adviser, as a result of imposition of liquidity fees or suspension of redemptions, or the potential risk of such actions, may determine not to invest the Fund’s assets in a money market fund when it otherwise would, and may potentially be forced to invest in more expensive, lower-performing investments.

Imposition of a liquidity fee or temporary suspension of redemptions is at the discretion of a money market fund’s board of directors or trustees; however, they must impose a liquidity fee or suspend redemptions if they determine it would be in the best interest of the money market fund. Such a determination may conflict with the interest of the Fund.

The Fund may also invest in money market funds that invest at least 99.5% of their assets in U.S. government securities and operate as “government money market funds” under Rule 2a-7. Government money market funds may seek to maintain a stable price of $1.00 per share and are generally not required to impose liquidity fees or temporarily suspend redemptions. However, government money market funds typically offer materially lower yields than other money market funds with fluctuating share prices.

The Fund could lose money invested in a money market fund. An investment in a money market fund, including a government money market fund, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund, and you should not expect that the sponsor or any person will provide financial support to a money market fund at any time.

In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. The money market fund may not achieve its investment objective. The Fund, through its investment in the money market fund, may not achieve its investment objective. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in derivatives. Money market funds are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds. Recently, the SEC proposed amendments to money market fund rules intended to improve transparency for money market fund investors. These rule amendments may impact the structure, operations and return potential of the money market funds in which the Fund invests.

United States Government Agency

The Fund may invest in securities issued by United States Government Agencies. These consist of fixed income securities issued by agencies and instrumentalities of the United States Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“GNMA”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PC’s”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

United States Government Obligations

The Fund may invest in United States Government Obligations. These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

Receipts

Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Treasury Receipts (“TRs”) and Separately Traded Registered Interest and Principal Securities (“STRIPS”) are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

U.S. Government Zero Coupon Securities

STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Treasury Obligations

U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and TRs.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1.	Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2.	Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.	Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.	Concentration. The Fund will not concentrate its investments in a particular industry or group of industries, except as permitted under the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time, provided that, without limiting the generality of the foregoing, this limitation will not apply to the Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in Clause (ii)).

5.	Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

6.	Commodities. The Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing or selling securities or other instruments backed by commodities or purchasing, selling or entering into futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with applicable provisions of federal securities or commodities laws.

7.	Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered fixed income securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1.	Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.	Borrowing. The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3.	Margin Purchases. The Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin.

4.	Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of the Fund’s shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Fund discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Fund discloses its portfolio holdings reports on Form N-CSR and Form N- PORT two months after the end of each quarter/semi-annual period.

The Fund may choose to make portfolio holdings available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-PORT. In each case, a determination has been made by the Trust’s Chief Compliance Officer that such advance disclosure is supported by a legitimate business purpose of the Fund and that the recipient is subject to a duty to keep the information confidential.

The Adviser. Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide its management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of the portfolio manager in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Ultimus Fund Solutions, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

U.S. Bank, N.A. is custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Cohen & Company, Ltd. is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing the Fund’s annual consolidated financial statements and providing other audit, tax and related services for the Fund.

Blank Rome LLP is counsel to the Fund; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients. The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information in connection with the operation or administration of the Fund, as determined by the Trust’s Chief Compliance Officer and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures. The Fund’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (collectively, the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four individuals, all of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including, but not limited to, a President, a Secretary, a Treasurer, and a Chief Compliance Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure. The Board is led by Mark Gersten, who has served as the Chairman of the Board since the Trust was first registered with the SEC in 2012. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, and (c) execution and administration of Trust policies, including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.

Board Risk Oversight. The Board of Trustees is comprised entirely of Independent Trustees and has established an Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial risk and reporting the risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mark Garbin has over 30 years of experience in corporate balance sheet and income statement risk management for large asset managers. Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers. Mr. Garbin holds both a Chartered Financial Analyst (“CFA”) and Professional Risk Manager (“PRM”) designation and has earned and holds advanced degrees in international business, negotiation and derivatives. Mark Gersten has over 35 years of business experience in the investment management business with a focus on mutual funds and alternative funds. He serves as a member of other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his service to this board and extensive experience administering mutual funds. Mr. Gersten is a certified public accountant and holds an MBA in accounting. Neil Kaufman has over 35 years of experience as a corporate and securities attorney and possesses a deep understanding of the securities industry in general and financial statements in particular. Mr. Kaufman has previously served as the Chairman of a NASDAQ-listed technology company and the Chairman of the Banking & Securities Law committee of the Nassau County Bar Association. Anita Krug has 9 years of experience as an attorney advising investment companies and investment advisory firms, particularly those managing hedge funds. She also has extensive experience as a law professor whose scholarship focuses on investment advisers, hedge funds and mutual funds. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them well qualified.

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. The business address of each Trustee and Officer, unless otherwise provided, is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008), Independent Director, OCHEE LP (2021-present)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Forethought Variable Insurance Trust (since 2013); iDirect Private Markets Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018); OHA CLO Enhanced Equity II Genpar LLP (since 2021) and Carlyle Credit Income Fund (since September 2023)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	1	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); iDirect Private Markets Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman McGowan PLLC (legal services)(Since 2016)	1	iDirect Private Markets Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Dean and Professor (since 2019) of Chicago-Kent College of Law, Illinois Institute of Technology; Interim Vice Chancellor for Academic Affairs (2018-2019) University of Washington Bothell; Interim Dean (2017-2018), Professor (2016-2019), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	1	iDirect Private Markets Fund (since 2014); Centerstone Investors Trust (2016-2021)

*	Information as of October 31, 2023.

**	As of October 31, 2023, the Trust was comprised of 30 active portfolios managed by nine unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not share the same investment adviser with any other series of the Trust or hold itself out as related to any other series of the Trust for investment purposes.

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President, Ultimus Fund Solutions, LLC (2012 – present); Vice President, Ultimus Fund Solutions, LLC (2004 – 2012)	N/A	N/A
Laura Szalyga 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Ultimus Fund Solutions LLC (since 2015); Assistant Vice President, Ultimus Fund Solutions LLC (2011-2014)	N/A	N/A
Timothy Burdick 80 Arkay Drive Hauppauge, NY 11788 Year of Birth: 1986	Vice President Since Aug. 2022 Secretary Since Aug. 2022	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (2023 – present); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 – 2023); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022).	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 – present)	N/A	N/A

*	Information is as of October 31, 2023.

**	As of October 31, 2023, the Trust was comprised of 30 active portfolios managed by nine unaffiliated investment advisers and two affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other series of the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not share the same investment adviser with any other series of the Trust or hold itself out as related to any other series of the Trust for investment purposes.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-910-4232.

Audit Committee. The Board has an Audit Committee that consists of all of the Trustees none of whom is an “interested person” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include, among other things: (i) the selection, retention or termination of the Trust’s independent auditors and approval of audit and non-audit services to be provided by the independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. During the fiscal year ended October 31, 2023 the Audit Committee held seven meetings.

Compensation of Trustees.

Effective January 1, 2022, the Trust pays each Independent Trustee a fee of $75,000 per annum, as well as reimbursements for any reasonable expenses incurred attending the meetings, to be paid at the end of each calendar quarter. In addition, the Chairman of the Board receives an additional annual fee of $20,000 and the Chairman of the Audit Committee receives an additional annual fee of $15,000. The Trust also pays each Independent Trustee a fee of $1,000 for each Board meeting (and/or Committee meeting held in connection with such a Board meeting) other than a regularly scheduled meeting (a “Special Meeting”), except that the Audit Committee will permit up to four Special Meetings a year without any additional fees.

No “interested persons” who serve as a Trustee of the Trust will receive any compensation for their services as Trustee. None of the executive officers receive compensation from the Trust. The Trust does not have a bonus, profit sharing, deferred compensation, pension or retirement plan.

The table below details the amount of compensation the Trustees received from the Fund during the fiscal year ending October 31, 2023. The Trust does not have a bonus, profit sharing, deferred compensation, pension or retirement plan.

Name and Position	Aggregate Compensation From Fund*	Total Compensation From Fund Complex Paid to Trustees**
Mark Garbin	$2,834.61	$2,834.61
Mark Gersten	$3,630.82	$3,630.82
Neil Kaufman	$3,478.84	$3,478.84
Anita Krug	$2,834.61	$2,834.61

*	The Trust is comprised of multiple series with differing fiscal year ends. Trustees’ fees are allocated equally to each series in the Trust. The compensation paid to the Board is determined on a calendar quarter basis.

**	As of October 31, 2023, the Trust was comprised of 30 active portfolios managed by nine unaffiliated investment advisers and two affiliated advisers. The term “Fund Complex” refers only to the Fund, and not to any other series of the Trust. For the fiscal year ended October 31, 2023, the aggregate Independent Trustees’ fees paid by the entire Trust were $335,000.

Trustees’ Ownership of Shares in the Fund. As of December 31, 2023, the Trustees beneficially owned the following amounts in the Fund and the Two Roads Shared Trust.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Mark Garbin	None	$50,001-$100,000
Mark Gersten	None	$10,001-$50,000
Neil Kaufman	None	$10,001-$50,000
Anita Krug	None	None

*	Refers to all series of the Trust.

Management Ownership

As of February 5, 2024, the Trustees and officers, as a group, owned less than 1% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control.

As of February 5, 2024 the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name & Address	Percentage of Fund Share Class
Class W Shares
RBC Capital Markets LLC/Wealthfront Brokerage LLC 900 Middlefield Road, 2nd Floor Redwood City, California 94063	57.18%
RBC Capital Markets LLC/Wealthfront Brokerage LLC 900 Middlefield Road, 2nd Floor Redwood City, California 94063	42.82%

INVESTMENT ADVISER

Investment Adviser and Investment Advisory Agreement

Wealthfront Strategies LLC (“Adviser”), located at 261 Hamilton Avenue, Palo Alto, CA 94301, serves as investment adviser to the Fund. Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management of the Fund’s business affairs.

Under the Investment Advisory Agreement, the Adviser, under the supervision of the Board, agrees to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities under the Advisory Agreement, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers, subject to best execution. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Investment Advisory Agreement with respect to the Fund was approved by the Board of the Trust, including a majority of the Independent Trustees, at a meeting held on December 19-20, 2023.

The following table sets forth the annual management fee rate payable by the Fund to the Adviser pursuant to the Investment Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets:

FUND	ADVISORY FEE
Wealthfront Risk Parity Fund	0.24%

For its services to the Fund, the Adviser is entitled to receive an annual fee equal to the percentages of the Fund’s average daily net assets in the table above. The Fund’s management fee is a “unitary” fee that includes all operating expenses payable by the Fund, except for the Fund’s pro rata portion of the fees and expenses associated with the Fund’s independent trustees (including independent trustees legal counsel fees), brokerage fees and commissions, taxes, borrowing costs (such as dividend expenses on securities sold short and interest), fees and expenses of other investment companies in which the Fund may invest, and such extraordinary or non-recurring expenses as may arise, including litigation expenses. The fee is computed daily and payable monthly.

The Investment Advisory Agreement will continue in effect for two years initially and thereafter continues from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Investment Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees, the Adviser, or by holders of a majority of that Trust’s outstanding shares. The Investment Advisory Agreement shall terminate automatically in the event of its assignment.

The table below provides information about the advisory fees paid to the Adviser by the Fund for the fiscal year ended October 31, 2021, October 31, 2022, and October 31, 2023:

Fiscal Year Ended	Management Fee	Fees Earned by the Adviser
October 31, 2021	0.24%	$3,265,133
October 31, 2022	0.24%	$3,339,559
October 31, 2023	0.24%	$2,950,642

Codes of Ethics

The Trust, the Adviser and the Distributor each have adopted codes of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust (the “Code”), the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a separate code of ethics that applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client’s account. A copy of the Adviser’s proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at 1-877-910-4232 and such information will be sent within three business days of receipt of a request and (2) on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Ste. 100, Elkhorn, NE 68022 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days’ written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal year ended October 31, 2023:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Purchases	Brokerage Commissions	Other Compensation
Wealthfront Risk Parity Class W	$0	$0	$0	*

*	The Distributor received $84,944 from the Advisor as compensation for its distribution services to the Fund.

PORTFOLIO MANAGERS

The table below include details about the type, number, and assets under management for the various types of other accounts managed by the Portfolio Managers, and the total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts. The information is as of October 31, 2023.

Wealthfront Risk Parity Fund

Alex Michalka

Account Type	Number of Other Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Account Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Conflicts of Interest

The Portfolio Managers do not manage any other accounts other than the Fund. As such the Adviser does not expect any potential conflicts of interest in connection with the management of the Fund’s investments.

Compensation

The portfolio managers are compensated by the Adviser and do not receive any compensation directly from the Fund. The portfolio managers receive a base salary and are eligible to earn discretionary non-cash bonuses in the form of stock options in the equity of Wealthfront Corporation, the parent company of the Adviser. The portfolio managers will therefore have ownership interest in the firm and will participate in the success of the Fund and the Adviser.

Ownership of Securities

As of October 31, 2023:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Alex Michalka	$10,001-$50,000

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the Fund’s portfolio managers. The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

●	the best net price available;

●	the reliability, integrity and financial condition of the broker or dealer;

●	the size of and difficulty in executing the order; and

●	the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than those of the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over-the-counter orders (including, for example, debt securities and money market investments) because the Fund pays a spread which is included in the cost of the security, and is the difference between the dealer’s cost and the cost to the Fund. When the Fund executes an over-the-counter order with an electronic communications network, an alternative trading system or a non-market maker, a commission is charged because there is no spread on the trade.

The Fund’s investment advisory agreement authorizes the Adviser to place, in the name of the Fund, orders for the execution of the securities transactions in which the Fund is authorized to invest, provided the Adviser seeks the best overall terms for the transaction. In selecting brokers or dealers, the Adviser chooses the broker-dealer deemed most capable of providing the services necessary to obtain the most favorable execution (the most favorable cost or net proceeds reasonably obtainable under the circumstances). The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, brokerage and research services, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending on the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker-dealers. The Adviser does not use any Fund’s assets for soft-dollar arrangements, nor does the Adviser participate in any soft dollar arrangements.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. For the fiscal year ended October 31, 2021, the Fund paid $0 in brokerage commissions. For the fiscal year ended October 31, 2022, the Fund paid $0 in brokerage commissions. For the fiscal year ended October 31, 2023, the Fund paid $0 in brokerage commissions.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by that Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period. During the fiscal year ended October 31, 2022, the Fund’s portfolio turnover rate was 0%. During the fiscal year ended October 31, 2023, the Fund’s portfolio turnover rate was 0%.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Ultimus Fund Solutions, LLC (“UFS”), which has its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, serves as administrator, fund accountant and transfer agent for the Fund pursuant to the Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board. UFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. UFS is an affiliate of the Distributor. UFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of UFS or its affiliates.

The Agreement is dated September 28, 2021. The Agreement is in effect for two years from the applicable effective date for the Wealthfront Risk Parity Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or UFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of UFS. The Agreement provides that UFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, UFS performs administrative services for the Fund, including: (1) monitor the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual consolidated financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust’s federal, state, and local tax returns as prepared and signed by the Trust’s independent public accountants; (8) prepare and maintain the Trust’s operating expense budget to determine proper expense accruals to be charged to the Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-CSR, N-PORT and N-PX; (10) coordinate the Trust’s audits and examinations by assisting the Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of UFS); (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

UFS also provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

UFS also acts as transfer, dividend disbursing and shareholder servicing agent for the Fund pursuant to the Agreement. Under the agreement, UFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Fund by UFS under the Agreement, UFS is entitled to receive the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. UFS is also entitled to reimbursement for any out of pocket expenses. Under the Fund’s unitary management fee, the Adviser pays for the operating expenses of the Fund.

Custodian

U.S. Bank, N.A. (the “Custodian”) serves as the custodian of the Fund’s assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets. The Custodian’s principal place of business is 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212

Chief Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), 4221 North 203rd Street, suite 200, Elkhorn, NE 68022, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. NLCS’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Fund, the Fund pays NLCS a one-time fee plus an annual asset-based fee, which scales downward based upon net assets. The Fund also pays NLCS for any out-of-pocket costs.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series or classes. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust’s by-laws state that unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forums for any Shareholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Trust; (ii) any action asserting a claim or breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s Shareholders or its beneficial owners; (iii) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, arising pursuant to any provision of the Delaware Statutory Trust Act or the Trust’s Agreement and Declaration of Trust or by-laws or (iv) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, governed by the internal affairs doctrine shall be a state or federal court located within the State of Delaware. The Trust’s by-laws also state that any person or entity that is a shareholder of the Trust shall be deemed to have notice of and consented to the foregoing provisions of the Trust’s by-laws.

The Trust is authorized to issue an unlimited number of shares of beneficial interest. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s Secretary serves as its Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor, and Transfer Agent have established proper anti-money laundering procedures, reported suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “How Shares Are Priced,” the net asset value (“NAV”) of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’

Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. The Board has appointed the Adviser as its valuation designee (the “Valuation Designee”) for all fair value determinations and responsibilities with respect to the Fund, other than overseeing pricing service providers used by any series of the Trust, including the Fund. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Valuation Designee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines approved by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost provided such valuations represent par value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Valuation Designee. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Valuation Designee.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of the Fund’s foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Valuation Designee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign (non-U.S.) securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Valuation Designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Valuation Designee if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the New York Stock Exchange (“NYSE”) will be closed on the following days: weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Valuation Process. Fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities, are valued via inputs from the Adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that the Fund might reasonably expect to realize upon its current sale. The Trust applies Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of the Fund’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Valuation Designee takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser (or sub-adviser) or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Notice to Texas Shareholders

Under Section 72.1021(a) of the Texas Property Code, initial investors in the Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

Wealthfront Risk Parity Fund
c/o Ultimus Fund Solutions, LLC
PO Box 541150
Omaha, NE 68154

Redemption of Shares

Shares of the Fund may be redeemed on any business day upon receipt of a request for redemption, in accordance with the procedures set forth in the Prospectus. Redemptions are effected at the per share NAV, next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within seven days following receipt of instructions in proper form, or sooner, if required by law. The right of redemption may be suspended by the Trust or the payment date postponed beyond seven days when

a)	the NYSE is closed, other than customary weekend and holiday closings;

b)	trading on that exchange is restricted for any reason;

c)	an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

d)	the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension. If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or part by a distribution in kind of securities from the Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Under the 1940 Act, the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. Supporting documents in addition to those listed under “How to Redeem Shares” in the Fund’s Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds shares of the Fund, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and activities of the partnership. All shareholders (and partners in a partnership that is a shareholder) should consult a qualified tax adviser regarding their investment in the Fund.

The Fund intends to qualify and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders, as described more fully below. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its investment company taxable income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Investment company taxable income and net capital gain of the Fund will be computed in accordance with Section 852 of the Internal Revenue Code.

Investment company taxable income is made up of dividends and interest less expenses, plus any excess of net short-term capital gains over net long-term capital losses. Net capital gain (that is, the excess of net long-term capital gains over net-short-term capital losses) for a fiscal year is computed by taking into account any capital loss carry forward of the Fund. Capital losses may be carried forward indefinitely and retain the character of the original loss. Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

To be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and net income from “qualified publicly traded partnerships” (as defined in Section 851(h) of the Internal Revenue Code), and (b) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund qualifies as a regulated investment company and distributes to its shareholders each taxable year an amount equal to or exceeding the sum of (i) 90% of its investment company taxable income without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including net capital gain, distributed to shareholders. If, however, the Fund meets such distribution requirements, but chooses to retain a portion of its investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained.

The Fund intends to distribute all of its investment company taxable income and any net capital gains in accordance with the timing requirements imposed by the Internal Revenue Code and therefore should not be required to pay any federal income or excise taxes. Distributions of investment company taxable income and net capital gain will be made after the end of each fiscal year ending October 31, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

If the Fund fails to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its investment company taxable income and net capital gains, if any, at the rates generally applicable to corporations (currently, at a maximum rate of 21%). Shareholders of the Fund generally would not be liable for income tax on the Fund’s investment company taxable income or net capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s investment company taxable income or net capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Internal Revenue Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Internal Revenue Code.

Distributions of investment company taxable income are taxable to shareholders as ordinary income. Because the Fund’s income is derived primarily from sources that do not pay “qualified dividend income,” dividends from the Fund generally are not expected to qualify for taxation at the long-term capital gain rates available to individuals on qualified dividend income. Furthermore, dividends from the Fund generally are not expected to qualify for the dividends-received deduction for shareholders that are corporations. Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) a shareholder’s tax basis in his or her Fund shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. Distributions of investment company taxable income and net capital gain will be taxable as described above, whether received in cash or additional shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash the shareholder could have received.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

An additional 3.8% Medicare tax will be imposed on certain investment company taxable income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

Under the Internal Revenue Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Internal Revenue Code, distributions of investment company taxable income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax (currently, at a 24% rate) in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect social security number or taxpayer identification number or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The Fund (or its administrative agent) is required to report to the IRS and furnish to shareholders the cost basis information for sale transactions of shares. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method. If average cost is used for the first sale of shares, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Foreign Shareholders

The foregoing discussion relates only to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, trusts and estates). Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. federal income tax at a rate of 30% (or at a lower rate under a tax treaty) and the possibility they may be subject to U.S. estate tax. A portion of the Fund’s distributions received by a foreign shareholder may, however, be exempt from U.S. withholding tax to the extent properly reported by the Fund as attributable to U.S. source interest income and short-term capital gains. If a foreign (non-U.S.) shareholder is eligible for a reduced rate of withholding tax under an applicable tax treaty, the foreign (non-U.S.) shareholder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the foreign (non-U.S.) shareholder (or, if an income tax treaty applies, attributable to a permanent establishment in the United States of the foreign (non-U.S.) shareholder), then the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the foreign (non-U.S.) shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided in an applicable treaty). If the foreign (non-U.S.) shareholder is subject to such U.S. income tax on a distribution, then the Fund is not required to withhold U.S. federal tax if the foreign (non-U.S.) shareholder complies with applicable certification and disclosure requirements.

Ordinary dividends paid to a foreign (non-U.S.) shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Internal Revenue Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to a U.S. withholding tax at a 30% rate. A foreign (non-U.S.) shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. While withholding described in this paragraph would have applied also to payments of gross proceeds from the sale or other disposition of shares on or after January 1, 2019, proposed Treasury regulations eliminate such withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury regulations until final Treasury regulations are issued.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by that Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated fixed income securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund.

Original Issue Discount, Pay-In-Kind and Market Discount Securities

Investments by the Fund in zero coupon securities, deferred interest securities, other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently) or pay-in-kind securities will require the Fund to accrue income on such investments for each taxable year, generally prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net income, including such accrued income, to shareholders to qualify as a regulated investment company under the Internal Revenue Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash to satisfy its distribution requirements.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd., located at 1835 Market Street, Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the current fiscal year. The firm provides services including audit of annual consolidated financial statements, and other tax, audit and related services for the Fund.

LEGAL COUNSEL

Blank Rome LLP, 1271 Avenue of the Americas, New York, NY 10020 serves as the Trust’s legal counsel.

FINANCIAL STATEMENTS

The financial statements of the Fund included in the Fund’s most recent Annual Report to shareholders for the fiscal year ended October 31, 2023, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into this SAI. These financial statements include the Fund’s portfolio of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, and financial highlights and notes. You may obtain a copy of the Fund’s Annual or Semi-Annual Report without charge by calling the Fund at 1-877-910-4232.

APPENDIX A

Wealthfront Advisers LLC

Wealthfront Strategies LLC

Proxy Voting Policy and Procedure

Effective Date: December 22, 2022

Introduction

These proxy voting policies and procedures (collectively this “Policy”) have been adopted by Wealthfront Advisers LLC (“WFA”) and Wealthfront Strategies LLC (“WFS”), both SEC-registered investment advisers (collectively, “Wealthfront” or the “Advisers”), and wholly-owned subsidiaries of Wealthfront Corporation (the “Company”).

Proxy Voting Rules

Rule 206(4)-6 (the “Adviser Proxy Rule”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), sets forth certain requirements for an investment adviser registered with the Securities and Exchange Commission (the “SEC”), including adopting and implementing written policies and procedures reasonably designed to ensure that the adviser votes securities in the best interests of its clients and that address material conflicts between the adviser and its clients. Rule 30b1-4 (the “Company Proxy Rule”) under the Investment Company Act of 1940, as amended (the “1940 Act”) requires that every investment company registered with the SEC under the 1940 Act (each a “fund”) file an annual report on Form N-PX not later than August 31st of each year containing the fund’s proxy voting record for the most recent twelve month period ended the preceding June 30.

Investment and Proxy Voting Discretion

Pursuant to the investment advisory agreements between WFA and its clients, all clients have properly delegated proxy voting responsibilities to WFA. WFA may delegate proxy voting to affiliated companies and has complete discretion regarding client investment portfolios and to vote proxies held in those portfolios.

As it relates to WFS, its sole client is the Wealthfront Risk Parity Fund (the “Fund”), which is a series of Two Roads Shared Trust, a Delaware statutory trust registered as an open-end management investment company (the “Trust”). The Trust, which is unaffiliated with the Company or Wealthfront, is governed by its Board of Trustees (the “Board” or “Trustees”). Pursuant to the investment advisory agreements between WFS and the Fund, the Trust has delegated proxy voting responsibilities to WFS.

Policy Owner and Responsible Parties

The Proxy Voting Committee (the “PVC”), which is comprised of members of the Company’s senior management and/or designated employees, as applicable, is responsible for:

1.	Reviewing and approving Wealthfront’s proxy voting policies and procedures, and

2.	Providing an administrative framework to facilitate and monitor both Wealthfront’s exercise of its fiduciary duties to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

The members of the PVC and their roles are set forth in the PVC charter.

Policies

Voting Client Proxies

Wealthfront shall vote all proxies on behalf of Wealthfront’s clients in respect of the securities held by such clients in their portfolios managed by Wealthfront in the best interest of the client. However, each Company client shall maintain exclusive responsibility for all legal proceedings or other events pertaining to the client’s assets managed by Wealthfront, including, but not limited to, class action lawsuits.

Proxy Voting Service

The PVC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies (the “GL Policies”) of Glass Lewis & Co., LLC (“GL”), a provider of proxy voting administrative and research services. As a result, the GL Policies set forth Wealthfront’s positions on recurring proxy issues and criteria for addressing non-recurring issues. The GL Policies are reviewed periodically by GL, and therefore are subject to change. The GL Policies set forth guidelines for voting proxies on a wide range of corporate matters, namely:

●	Board of directors election, composition, compensation, and conflicts of interest

●	Financial reporting

●	Governance and shareholder franchise

●	Environment, social, and governance (“ESG”) initiatives.

GL does not provide proxy voting administrative and research services to WFS.

Voting Decisions

1. Even though it has the adopted GL Policies, Wealthfront maintains its fiduciary responsibility for all proxy voting decisions and reserves the right to override the GL Policies if Wealthfront deems it in the client’s best interests to do so.

2. In considering what is in the best interests of its clients, Wealthfront may decide that voting the clients’ proxies may not be in the best interests of certain clients on certain matters.

a.       Wealthfront may not vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, Wealthfront may decide, on an individual security basis that it is in the best interests of its clients to vote the proxy associated with such a security, taking into account the loss of liquidity.

b.       In addition, Wealthfront may not vote proxies where the voting would, in Wealthfront’s judgment, result in some other financial, legal, regulatory disability or burden or loss to the client (such as imputing control with respect to the issuer) or subject to resolution of any conflict of interest, as provided herein, to Wealthfront.

Proxy Voting for ERISA Clients

If a proxy voting issue arises for a client subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Wealthfront is prohibited from voting shares with respect to any issue advanced by a “party in interest” of the ERISA client (as that term is defined in ERISA).

Procedures

The PVC or its designee shall supervise the relationship with the proxy voting service, GL. GL shall apprise Wealthfront of shareholder meeting dates, provide research and voting recommendations on proxy proposals, and cast the actual proxy votes. GL also shall serve as Wealthfront’s proxy voting record keeper and generate reports on how proxies were voted.

Supervision of Proxy Voting Service

The PVC or its designee shall supervise the relationship with the proxy voting service, GL. GL shall apprise Wealthfront of shareholder meeting dates, provide research and voting recommendations on proxy proposals, and cast the actual proxy votes. GL also shall serve as Wealthfront’s proxy voting record keeper and generate reports on how proxies were voted.

Conflicts of Interest

As required by the Adviser Proxy Rule, Wealthfront addresses material conflicts between Wealthfront and its clients as set forth in the items and steps enumerated below. A conflict of interest shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer, even if a conflict described in item 1a.-d is present.

1. The following relationships or circumstances provide examples that may give rise to conflicts of interest:

a. The issuer is an entity in which an executive officer of the Company or an affiliate of the Company or a spouse or domestic partner of any such executive officer is or was (within the past three years of the proxy vote) a policy making officer, director, 10% or greater beneficial owner, or otherwise an affiliate of the issuer.

b. The issuer is a registered or unregistered fund for which Wealthfront or an affiliate of Wealthfront serves as adviser or sub-adviser.

c. Wealthfront determines that the client will face financial, legal, regulatory, or other burden or loss.

d. Any other circumstances that Wealthfront is aware of where its duties of care and loyalty to serve the best interests of its clients could be materially compromised.

2. WFA will vote proxies in the best interest of their clients and seek to mitigate the risks presented by conflicts of interest regardless of whether such conflicts are real or perceived conflicts of interest. By adopting GL policies, Wealthfront believes the risk related to conflicts will be minimized.

3. To further minimize this risk, the PVC will review GL’s conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

4. If GL faces a material conflict of interest or is otherwise unable to provide a recommendation with respect to a specific vote, the PVC shall direct GL on how to vote. The PVC shall receive voting direction from the appropriate investment or research personnel. Before doing so, however, the PVC will seek to ensure that Wealthfront faces no material conflicts of interests of its own with respect to the specific proxy vote. The PVC shall follow this same process for proxies that WFS needs to vote on behalf of the Fund, except that Wealthfront’s Brokerage Operations team (“Brokerage Operations”) will enter the votes for such proxies.

5. If the PVC concludes that a material conflict does exist, it will implement a course of action designed to address the conflict. Such actions could include, but are not limited to:

a. Obtaining instructions from the affected client(s) on how to vote the proxy;

b. Disclosing the conflict to the affected client(s) and seeking their consent to permit Wealthfront to vote the proxy;

c. Voting in proportion to the other shareholders;

d. Recusing a PVC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

e. Following the recommendation of a different independent third party.

6. In addition to all of the above-mentioned and other conflicts, members of the PVC must notify the CCO of any direct, indirect or perceived improper influence exerted by any employee, officer, member, manager or director with regard to how Wealthfront should vote proxies. The CCO will investigate the allegations. If the CCO determines that improper influence was attempted, the CCO shall take appropriate action. Such appropriate action may include disciplinary action, notification to the CEO, reporting the matter to the Company’s Board of Directors or notification to the appropriate regulatory authorities. In all cases, the PVC shall not consider any improper influence in determining how to vote proxies and shall cause Wealthfront to vote in the best interests of clients.

Proxy Vote Overrides

From time to time, Company investment personnel or others may initiate action to override the GL recommendation for a particular proxy vote. Any such suggested override shall be reviewed by the PVC and the General Counsel for material conflicts and consideration. If the General Counsel determines that a material conflict exists, the conflict and, ultimately, the override recommendation will be addressed pursuant to the procedures described above under “Conflicts of Interest.”

Proxy Voting Records

As required by Rule 204-2(c)(2) under the Advisers Act, Wealthfront shall make and retain five types of records relating to Wealthfront’s proxy voting for its clients:

1. Copies of all Wealthfront’s proxy voting policies and procedures required by the Proxy Rule;

2. A copy of each proxy statement received regarding client portfolio securities; provided, however, Wealthfront may satisfy this requirement by relying on:

a. A third party (e.g., GL) to make and retain, on Wealthfront’s behalf, a copy of a proxy statement if Wealthfront has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request; or

b. Obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system;

3. Records of proxy votes cast on behalf of Wealthfront’s clients; provided, however,Wealthfront may satisfy this requirement by relying on a third party (e.g., GL) to make and retain, on Wealthfront’s behalf, a record of the vote cast if Wealthfront has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request;

4. Any documents prepared by either Wealthfront that were material to making a proxy voting decision or that memorialized the basis for the decision; and

5. A copy of each written client request for proxy voting information on how Wealthfront voted proxies on behalf of the client and a copy of any written responses from Wealthfront to either a written or oral client request for information on how Wealthfront voted proxies on behalf of the requesting client.

Review and Reports

1. Brokerage Operations shall maintain a review schedule. The schedule shall include reviews for the proxy voting policy (at least annually), as well as Wealthfront’s proxy voting record, account maintenance, corporate actions, and other reviews as deemed appropriate by the PVC. Brokerage Operations also shall periodically review corporate action records to determine whether any proxy votes were cast on behalf of Wealthfront for which reports were not filed. If the Brokerage Operations discovers an unreported vote, the Brokerage Operations shall contact GL for an explanation and documentation. The PVC shall review the Brokerage Operations’s review process and schedule at least annually.

2. The PVC shall review all identified conflicts and how they were addressed. These reports will include all client accounts. The PVC also will review votes that WFS cast on behalf of the Fund, and WFS will provide the Fund with information necessary for preparing Form N-PX, as explained in more detail below.

Disclosure to Clients Generally

Wealthfront shall describe this Policy to clients, and shall disclose how a client may contact Wealthfront to obtain a copy of this Policy. If contacted for this purpose, Wealthfront will provide the client with a copy of this Policy and, if applicable, the GL Policies.

Upon client request, Wealthfront shall disclose the proxy voting record for the client account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and Wealthfront’s vote.

Form N-PX Information

In addition to its disclosure obligations to the Fund outlined above, WFS shall collect, maintain and provide information with respect to the proxy votes for the Fund to enable the Fund to comply with the Company Proxy Rule and complete and timely file the Fund’s Form N-PX. Accordingly:

1. WFS shall provide the Fund with the following information with the proxies voted by WFS for the Fund during the 12-month period ended June 30 of each year:

a. The name of the issuer of the portfolio security to which the proxy vote relates;

b. The exchange ticker symbol of the portfolio security;

c. The CUSIP number (may be omitted if not available through reasonably practicable means);

d. The shareholder meeting date;

e. A brief description of the matter voted on;

f. Whether the matter was proposed by the issuer or the security holder;

g. Whether the Fund cast its vote on the matter;

h. How WFS cast the vote for the Fund (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

i. Whether the Fund cast its vote for or against management.

2. By not later than August 1 of each year or such earlier date that the Fund shall reasonably request, Brokerage Operations (or designee of the PVC’s Secretary) shall compile and transmit to the Fund the information that the Fund and its administrator need to complete and timely file with the SEC the Fund’s Form N-PX by August 31 of that year.

APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

The ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P Global Ratings”) and Fitch Ratings (“Fitch”) represent their respective opinions as of the date they are expressed and not statements of fact as to the quality of various long-term and short-term debt instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield. Ratings do not constitute recommendations to buy, sell, or hold any security, nor do they comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security.

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation ratings are based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The “R-1” and “R-2” rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Local Currency and Foreign Currency Ratings - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “B” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.

“WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than “AAA” and “D” also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” – while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market but there are a limited number of rating categories for the possible slight risk differentials that exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.

PART C

OTHER INFORMATION

Item 28.		Financial Statements and Exhibits
(a)	(1)	Amended Agreement and Declaration of Trust dated May 28, 2019 is incorporated herein by reference to the Registrant’s Registration Statement filed on August 28, 2019.
	(2)	Certificate of Trust as filed with the State of Delaware on June 8, 2012 is incorporated herein by reference to the Registrant’s Registration Statement filed on June 28, 2012.
(b)		Registrant’s Amended and Restated By–Laws is incorporated herein by reference to the Registrant’s
Registration Statement filed on September 25, 2018.
(c)		Instruments Defining Rights of Security Holders – see relevant portions of Certificate of Trust and By-Laws
(d)	(1)	Amended and Restated Investment Advisory Agreement between Registrant and Superfund Advisors, Inc. with respect to the Superfund Managed Futures Strategy Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on December 23, 2015.
	(2)	Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC with respect to the Redwood Managed Volatility Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on October 22, 2013.
	(3)	Investment Advisory Agreement between Registrant and Anfield Capital Management, LLC, with respect to the Anfield Universal Fixed Income Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on August 11, 2014.
	(4)	Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC with respect to the Redwood Managed Volatility Portfolio is incorporated herein by reference to the Registrant’s Registration Statement filed on August 22, 2014.
	(5)	Investment Advisory Agreement between Registrant and Hanlon Investment Management, Inc., with respect to the Tactical Dividend and Momentum Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on August 12, 2015.
	(6)	Amended Exhibit A to Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC with respect to the Redwood Managed Volatility Portfolio is incorporated herein by reference to the Registrant’s Registration Statement filed on July 24, 2015.
	(7)	Investment Advisory Agreement between Registrant and Holbrook Holdings, Inc. with respect to the Holbrook Income Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on June 13, 2016.
	(8)	Amended Exhibit A to the Investment Advisory Agreement between Registrant and Holbrook Holdings, Inc. reflecting the addition of Holbrook Structured Income Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on March 21, 2022.
	(9)	Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC dated February 21, 2017 is incorporated herein by reference to the Registrant’s Registration Statement filed on March 8, 2017.
	(10)	Investment Advisory Agreement between Registrant and Recurrent Investment Advisors, LLC with respect to the Recurrent Natural Resources Fund and the Recurrent MLP & Infrastructure Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on October 24, 2017.
	(11)	Investment Advisory Agreement between Registrant and Regents Park Funds, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on December 27, 2017.
	(12)	Amended Exhibit A to the Investment Advisory Agreement dated February 21, 2017 between Registrant and Redwood Investment Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on August 28, 2019.
	(13)	Investment Sub-Advisory Agreement between Registrant and Affinity Investment Advisors LLC with respect to the Affinity World Leaders Equity ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on December 27, 2017.
	(14)	Investment Advisory Agreement between Registrant and Wealthfront Strategies, LLC (formerly, WFAS, LLC) with respect to the Wealthfront Risk Parity Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on January 16, 2018.
	(15)	Investment Sub-advisory Agreement between Registrant and Anfield Capital Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on August 29, 2018.
	(16)	Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC with respect to the LeaderShares AlphaFactor US Core Equity ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on September 25, 2018.
	(17)	Second Amendment to Investment Advisory Agreement between Registrant and Wealthfront Strategies LLC with respect to the Wealthfront Risk Parity Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2019.
	(18)	Amended Exhibit A to the Amended and Restated Investment Advisory Agreement between Registrant and Redwood Investment Management, LLC reflecting the addition of the LeaderShares Dynamic Yield ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on June 21, 2021.
	(19)	Amended Exhibit A to the Investment Advisory Agreement between Registrant and Regents Park Funds, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on August 29, 2022.
	(20)	Amended Exhibit A to the Investment Sub-advisory Agreement between Registrant and Anfield Capital Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on August 29, 2022.
	(21)	Investment Advisory Agreement between Registrant and IronHorse Capital LLC with respect to the Conductor Global Equity Value ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on April 12, 2022.
	(22)	Form of Investment Advisory Agreement between Registrant and Hunter Capital Management, LLC with respect to the Hunter Small Cap Value Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on December 19, 2022.
	(23)	Investment Advisory Agreement between Registrant and Hypatia Capital Management LLC with respect to the Hypatia Women CEO ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on December 27, 2022.
	(24)	Investment Sub-Advisory Agreement between Registrant, Hypatia Capital Management LLC and Vident Advisory, LLC with respect to the Hypatia Women CEO ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on September 14, 2023.
	(25)	Investment Advisory Agreement between Registrant and Regents Park Funds, LLC with respect to the Foundations Dynamic Core ETF, the Foundations Dynamic Growth ETF, the Foundations Dynamic Value ETF, and the Foundations Dynamic Income ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on September 14, 2023.
	(26)	Investment Sub-Advisory Agreement between Registrant, Regents Park Funds, LLC and Foundations Investment Advisors, LLC with respect to the Foundations Dynamic Core ETF, the Foundations Dynamic Growth ETF, the Foundations Dynamic Value ETF, and the Foundations Dynamic Income ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on September 14, 2023.
(e)	(1)	Underwriting Agreement between Registrant and Northern Lights Distributors, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on April 24, 2019.
(2) (3)

ETF Distribution Agreement between Registrant and Northern Lights Distributors, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on April 24, 2019.

Distribution Agreement between the Registrant and Foreside Financial Services, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on November 28, 2023.

(f)		Bonus or Profit Sharing Contracts – None
(g)	(1)	Amended and Restated Global Custody Agreement between the Registrant and MUFG Union Bank, N.A. is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2020.
	(2)	Custodial Agreement between the Registrant and Huntington Bank, N.A. is incorporated herein by reference to the Registrant’s Registration Statement filed on February 27, 2015.
	(3)	Custodial Agreement between the Registrant and The Bank of New York Mellon is incorporated herein by reference to the Registrant’s Registration Statement filed on August 12, 2015.
	(4)	Custodian and Transfer Agent Agreement between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to the Registrant’s Registration Statement filed on September 26, 2017.
	(5)	Custody Agreement between the Registrant and U.S. Bank, N.A. is incorporated herein by reference to the Registrant’s Registration Statement filed on January 16, 2018.
(h)	(1)	Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on October 26, 2021.
	(2)	Amended Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on April 12, 2022.
	(3)	Expense Limitation Agreement between the Registrant and Redwood Investment Management, LLC dated September 18, 2013, with respect to the Redwood Managed Volatility Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on October 22, 2013.
	(4)	Fee Waiver Agreement between Registrant and Anfield Capital Management, LLC, with respect to the Anfield Universal Fixed Income Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2014.
	(5)	Expense Limitation Agreement between Registrant and Anfield Capital Management, LLC, with respect to the Anfield Universal Fixed Income Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on August 11, 2014.
	(6)	Amended Expense Limitation Agreement dated September 18, 2014 between the Registrant and Redwood Investment Management, LLC with respect to the Redwood Managed Volatility Portfolio is incorporated herein by reference to the Registrant’s Registration Statement filed on September 25, 2018.
	(7)	Expense Limitation Agreement between Registrant and Anfield Capital Management, LLC with respect to the Affinity Small Cap Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on July 24, 2015.
	(8)	Expense Limitation Agreement between Registrant and Hanlon Investment Management, Inc., with respect to the Tactical Dividend and Momentum Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on August 12, 2015.
	(9)	Appendix A to Expense Limitation Agreement between Registrant and Redwood Investment Management, LLC with respect to the Redwood Managed Volatility Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on July 24, 2015.
	(10)	Expense Limitation Agreement between Registrant and Holbrook Holdings, Inc. with respect to the Holbrook Income Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on June 13, 2016.
	(11)	Amended Appendix A to the Expense Limitation Agreement between Registrant and Holbrook Holdings Inc. reflecting the addition of Holbrook Structured Income Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on March 21, 2022.
	(12)	Amended Appendix A to Expense Limitation Agreement between Registrant and Hanlon Investment Management, Inc., with respect to the Tactical Dividend and Momentum Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2016.
	(13)	Expense Limitation Agreement dated February 21, 2017 between the Registrant and Redwood Investment Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on March 8, 2017.
	(14)	Expense Limitation Agreement between Registrant and Recurrent Investment Advisors, LLC with respect to the Recurrent Natural Resources Fund and the Recurrent MLP & Infrastructure Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on October 24, 2017.
	(15)	Amended Appendix A to Expense Limitation Agreement dated February 21, 2017 between the Registrant and Redwood Investment Management, LLC with respect to the Redwood AlphaFactor Core Equity Fund, Redwood AlphaFactor Tactical Core Fund, Redwood Managed Municipal Income Fund, Redwood Activist Leaders Fund, Redwood AlphaFactor Tactical International Fund and Redwood Systematic Macro Trend (“SMarT”) Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on November 1, 2017.
	(16)	ETF Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on October 26, 2021.
	(17)	Amended Appendix A to the Expense Limitation Agreement between Registrant and Anfield Capital Management, LLC, with respect to the Anfield Universal Fixed Income Fund is incorporated herein by reference to the Registrant's Registration Statement filed on February 26, 2021.
	(18)	Form of Appendix A to the Expense Limitation Agreement between the Registrant and Regents Park Funds, LLC with respect to the Anfield Diversified Alternatives ETF, Anfield Universal Fixed Income ETF, Anfield Dynamic Fixed Income ETF, Affinity World Leaders Equity ETF and Anfield U.S. Equity Sector Rotation ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on August 16, 2021.
	(19)	Amended Appendix A to the Expense Limitation Agreement dated September 18, 2013 between Registrant and Redwood Investment Management, LLC, with respect to the Redwood Managed Volatility Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2018.
	(20)	Expense Limitation Agreement between the Registrant and Superfund Advisors, Inc. is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2019.
	(21)	Fee Waiver Agreement between Registrant and Superfund Advisors, LLC, with respect to the Superfund Managed Futures Strategy Fund is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2019.
	(22)	Expense Limitation Agreement between the Registrant and Regents Park Funds, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on November 15, 2019.
	(23)	Expense Limitation Agreement between the Registrant and IronHorse Capital LLC with respect to the Conductor Global Equity Value ETF is incorporated herein by reference to the Registrant’s Registration Statement filed on April 12, 2022.
(24) (25)

Expense Limitation Agreement between Registrant and Hunter Perkins Capital Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on December 19, 2022.

Amended Appendix A to the Expense Limitation Agreement dated November 30, 2023 between Registrant and Hunter Perkins Capital Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on November 28, 2023.

(i)	(1)	Legal Opinion and Consent is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2020.
	(2)	Amended Appendix A to the Legal Opinion and Consent is incorporated herein by reference to the Registrant’s Registration Statement filed on September 14, 2023.
(j)	(1)	Consent of Independent Public Accounting Firm – filed herewith.
	(2)	Powers of Attorney are incorporated herein by reference to the Registrant’s Registration Statement filed on October 6, 2022.
(3) (4)

Resolution of the Board Authorizing Use of Powers of Attorney is incorporated herein by reference to the Registrant’s Registration Statement filed on October 6, 2022.

Consent of Independent Public Accounting Firm – filed herewith

(k)		Omitted Financial Statements – None.
(l)	(1)	Subscription Agreement is incorporated herein by reference to the Registrant’s Registration Statement filed on October 26, 2012.
	(2)	Authorized Participation Agreement is incorporated herein by reference to the Registrant’s Registration Statement filed on September 26, 2017.
(m)	(1)	Class A Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on June 21, 2021.
	(2)	Class C Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on October 22, 2013.
	(3)	Class R Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on October 22, 2013.
	(4)	Class N Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on October 22, 2013.
	(5)	Amended Exhibit A to Class A Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on December 2, 2016.
	(6)	Amended Exhibit A to Class C Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on December 2, 2016.
	(7)	Amended Exhibit A to Class R Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2017.
	(8)	Amended Exhibit A to Class N Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on November 1, 2017.
	(9)	Investor Class Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2016.
	(10)	Amended Exhibit A to Investor Class Master Distribution and Shareholder Servicing Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on December 2, 2016.
	(11)	ETF 12b-1 Distribution Plan Pursuant to Rule 12b-1is incorporated herein by reference to the Registrant’s Registration Statement filed on April 12, 2022.
	(12)	Amended Schedule B-2 to ETF 12b-1 Distribution Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on June 21, 2021.
	(13)	Form of Amended Schedule B-1 to ETF 12b-1 Distribution Plan Pursuant to Rule 12b-1 is incorporated herein by reference to the Registrant’s Registration Statement filed on August 16, 2021.
(n)	(1)	Amended Rule 18f-3 Plan is incorporated herein by reference to the Registrant’s Registration Statement filed on October 22, 2013.
	(2)	Amended Appendix A to Rule 18f-3 Plan incorporated herein by reference to the Registrant’s Registration Statement filed on September 14, 2023.
(o)		Reserved
(p)	(1)	Code of Ethics for the Trust is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2023.
	(2)	Code of Ethics for Northern Lights Distributors, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on February 28, 2020.
	(3)	Code of Ethics for Anfield Capital Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2023.
	(4)	Code of Ethics for Superfund Advisors, Inc. is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2023.
	(5)	Code of Ethics for Redwood Investment Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2023.
	(6)	Code of Ethics for IronHorse Capital, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2023.
	(7)	Code of Ethics for Affinity Investment Advisors is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2023.
	(8)	Code of Ethics for Hanlon Investment Management, Inc. is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2023.
	(9)	Code of Ethics for Holbrook Holdings, Inc. is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2023.
	(10)	Code of Ethics for Recurrent Investment Advisors, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2023.
	(11)	Code of Ethics for Regents Park Funds, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2023.
	(12)	Code of Ethics for Wealthfront Strategies, LLC (formerly, WFAS, LLC) is incorporated herein by reference to the Registrant’s Registration Statement filed on May 31, 2023.
	(13)	Code of Ethics for Hunter Perkins Capital Management, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on December 19, 2022.
	(14)	Code of Ethics for Hypatia Capital Management LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on December 27, 2022.
	(15)	Code of Ethics for Vident Advisory, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on September 14, 2023.
	(16)	Code of Ethics for Foundations Investment Advisors, LLC is incorporated herein by reference to the Registrant’s Registration Statement filed on September 14, 2023.

Item 29. Control Persons. None.

Item 30. Indemnification.

Article VIII, Section 2(a) of the Amended Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing contained in the Amended Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) of the Amended Agreement and Declaration of Trust provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Amended Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 5 of the Investment Advisory Agreement between Registrant and Superfund Advisors, Inc. (“Superfund”), incorporated herein by reference to exhibit (d)(1), provides for the indemnification of Superfund against certain losses.

Section 5 of the Investment Advisory Agreements between Registrant and Redwood Investment Management, LLC (“Redwood”), incorporated herein by reference to exhibits (d)(2), (d)(4), (d)(9), and Section 4(a) of the Investment Advisory Agreement incorporated herein by reference to exhibit (d)(16) provides for the indemnification of Redwood against certain losses.

Section 5 of the Investment Advisory Agreement between Registrant and IronHorse Capital, LLC (“IronHorse”), incorporated herein by reference to exhibit (d)(21), provides for the indemnification of IronHorse against certain losses.

Section 5 of the Investment Advisory Agreement between Registrant and Anfield Capital Management, LLC (“Anfield”), incorporated herein by reference to exhibit (d)(3), and Section 11 of the Investment Sub-Advisory Agreements between Registrant, Anfield and Regents Park Funds, LLC (“Regents Park”), incorporated herein by reference to exhibit (d)(15) and (d)(20), provide for the indemnification of Anfield against certain losses.

Section 11 of the Sub-Advisory Agreement between Registrant, Affinity Investment Advisors, LLC (“Affinity”) and Anfield and Regents Park, respectively, incorporated herein by reference to exhibit (d)(13), provides for the indemnification of Affinity against certain losses.

Section 5 of the Advisory Agreement between Registrant and Hanlon Investment Management, Inc. (“Hanlon”), incorporated herein by reference to exhibit (d)(5), provides for the indemnification of Hanlon against certain losses.

Section 5 of the Advisory Agreement between Registrant and Holbrook Holdings, Inc., incorporated herein by reference to exhibit (d) (7) and d (8), provides for the indemnification of Holbrook against certain losses.

Section 5 of the Advisory Agreements between Registrant and Regents Park Funds, LLC (“Regents Park”) incorporated herein by reference to exhibits (d)(11) and (d)(25) provides for the indemnification of Regents Park against certain losses.

Section 5 of the Advisory Agreement between Registrant and Recurrent Investment Advisors, LLC (“Recurrent”) incorporated herein by reference to exhibit (d)(10) provides for the indemnification of Recurrent against certain losses.

Section 5 of the Advisory Agreement between Registrant and Wealthfront Strategies, LLC (formerly, WFAS, LLC) (“Wealthfront”) incorporated herein by reference to exhibit (d)(14) provides for the indemnification of Wealthfront against certain losses.

Section 5 of the Investment Advisory Agreement between Registrant and Hunter Perkins Capital Management, LLC (“Hunter”) incorporated herein by reference to exhibit (d)(22) provides for the indemnification of Hunter against certain losses.

Section 5 of the Investment Advisory Agreement between Registrant and Hypatia Capital Management LLC (“Hypatia”) incorporated herein by reference to exhibit (d)(23) provides for the indemnification of Hypatia against certain losses.

Section 12 of the Sub-Advisory Agreement between Registrant, Vident Advisory, LLC (“Vident”) and Hypatia incorporated herein by reference to exhibit (d)(24), provides for the indemnification of Vident against certain losses.

Section 11 of the Sub-Advisory Agreement between Registrant, Regents Park, and Foundations Investment Advisors, LLC (“Foundations”), incorporated herein by reference to exhibit (d)(26), provides for the indemnification of Foundations against certain losses.

The Underwriting Agreement provides that the Registrant agrees to indemnify, defend and hold Northern Lights Distributors, LLC (NLD), its several officers and directors, and any person who controls NLD within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which NLD, its officers and directors, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration Statement or any Prospectus, (ii) any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading, (iii) the Registrant’s failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand, or (iv) the Registrant’s failure to provide NLD with advertising or sales materials to be filed with the FINRA on a timely basis.

Each of the Fund Services Agreement and the ETF Fund Services Agreement with Ultimus Fund Solutions, LLC provides that the Registrant agrees to indemnify and hold GFS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Registrant’s refusal or failure to comply with the terms of such Agreement, or which arise out of the Registrant’s lack of good faith, gross negligence or willful misconduct with respect to the Registrant’s performance under or in connection with such Agreement.

The Consulting Agreement with Northern Lights Compliance Services, LLC (NLCS) provides that the Registrant agree to indemnify and hold NLCS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Trust’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Trust’s lack of good faith, gross negligence or willful misconduct with respect to the Trust’s performance under or in connection with the Agreement. NLCS shall not be liable for, and shall be entitled to rely upon, and may act upon information, records and reports generated by the Trust, advice of the Trust, or of counsel for the Trust and upon statements of the Trust’s independent accountants, and shall be without liability for any action reasonably taken or omitted pursuant to such records and reports.

The ETF Distribution Agreement with NLD provides that the Registrant agrees to indemnify and hold harmless each of NLD, its managers and officers and each person, if any, who controls NLD within the meaning of Section 15 of the Securities Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees and disbursements incurred in connection therewith), arising by reason of any person acquiring any Shares or Creation Units, based upon (i) the ground that the registration statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements made not misleading, (ii) the Registrant’s failure to maintain an effective registration statement and prospectus with respect to Shares of the Fund that are the subject of the claim or demand, (iii) the Registrant’s failure to properly register Fund Shares under applicable state laws, (iv) instructions given by the Registrant, the Registrant’s failure to perform its duties hereunder or any inaccuracy of its representations, (v) any claim brought under Section 11 of the Securities Act, or (vi) all actions taken by NLD hereunder resulting from NLD’s reliance on instructions received from an officer, agent or approved service provider of the Registrant.

The Distribution Agreement (the “Foreside Agreement”) with Foreside Financial Services, LLC (“Foreside”) provides that the Registrant agrees to indemnify, defend and hold Foreside, its affiliates and each of their respective members, managers, directors, officers, employees, representatives and any person who controls or previously controlled Foreside within the meaning of Section 15 of the 1933 Act (collectively, the “Foreside Indemnitees”), free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the reasonable costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any reasonable and documented counsel fees incurred in connection therewith) (collectively, “Losses”) that any Foreside Indemnitee may incur under the 1933 Act, the 1934 Act, the 1940 Act any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise, arising out of or relating to (i) Foreside serving as distributor of the Funds pursuant to the Foreside Agreement and in accordance with the terms and conditions of the Foreside Agreement; (ii) the Registrant’s material breach of any of its obligations, representations, warranties or covenants contained in the Foreside Agreement; (iii) the Registrant’s failure to comply in all material respects with any applicable securities laws or regulations; or (iv) any claim that the Registration Statement, Prospectus, shareholder reports, marketing materials or other information filed or made public by the Registrant (as from time to time amended) include or included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading under the 1933 Act, or any other statute or the common law any violation of any rule of FINRA or of the SEC or any other jurisdiction wherein Shares of the Funds are sold, provided, however, that the Registrant’s obligation to indemnify any of the Foreside Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus, annual or interim report, or any such marketing material in reasonable reliance upon and in conformity with information relating to Foreside and furnished to the Registrant or its counsel by Foreside in writing for use in such Registration Statement, Prospectus, annual or interim report, or any marketing materials. In no event shall anything contained in the Foreside Agreement be so construed as to protect Foreside against any liability to the Registrant or its shareholders to which Foreside would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties under the Foreside Agreement or by reason of its reckless disregard of its obligations under the Foreside Agreement.

Item 31. Activities of Investment Adviser and Sub-Adviser.

Certain information pertaining to the business and other connections of each Adviser of each series of the Trust is hereby incorporated herein by reference to the section of the respective Prospectus captioned “Investment Adviser” and to the section of the respective Statement of Additional Information captioned “Investment Advisory and Other Services.” The information required by this Item 31 with respect to each director, officer or partner of each Adviser is incorporated herein by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”). Each Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

Anfield Capital Management, LLC, the Adviser to the Anfield Universal Fixed Income Fund, Sub-Adviser to the Anfield Diversified Alternatives ETF, Anfield Universal Fixed Income ETF, Anfield U.S. Equity Sector Rotation ETF, Anfield Dynamic Fixed Income ETF and Regents Park Hedged Market Strategy ETF – File No. 801-77714

Superfund Advisors, Inc., the Adviser to the Superfund Managed Futures Strategy Fund – File No. 801-77984

Redwood Investment Management, LLC, the Adviser to the Redwood Managed Volatility Fund, Redwood Managed Volatility Portfolio, Redwood Managed Municipal Income Fund, Redwood AlphaFactor Tactical International Fund, Redwood Systematic Macro Trend (“SMarT”) Fund, LeaderShares AlphaFactor US Core Equity ETF, LeaderShares Activist Leaders ETF, LeaderShares AlphaFactor Tactical Focused ETF, LeaderShares Equity Skew ETF and LeaderShares Dynamic Yield ETF – File No. 801-78563

IronHorse Capital, LLC, the Adviser to the Conductor Global Equity Value ETF – File No. 801-78730

Affinity Investment Advisors, LLC, the Sub-Adviser to the Affinity World Leaders Equity ETF – File No. 801-42015

Hanlon Investment Management, Inc., the Adviser to the Tactical Dividend and Momentum Fund – File No. 801-60889

Holbrook Holdings, Inc., the Adviser to the Holbrook Income Fund and the Holbrook Structured Income Fund – File No. 801-107682

Recurrent Investment Advisors LLC, the Adviser to the Recurrent MLP & Infrastructure Fund –File No. 801-110728

Regents Park Funds, LLC, the Adviser to the Anfield Diversified Alternatives ETF, Anfield Universal Fixed Income ETF, Affinity World Leaders Equity ETF, Anfield U.S. Equity Sector Rotation ETF, Anfield Dynamic Fixed Income ETFand Regents Park Hedged Market Strategy ETF – File No. 801-108885

Wealthfront Strategies, LLC, the Adviser to the Wealthfront Risk Parity Fund – File No. 801-111023

 Hunter Perkins Capital Management, LLC, the Adviser to the Hunter Small Cap Value Fund – File No. 801-118729

Hypatia Capital Management LLC, the Adviser to the Hypatia Women CEO ETF – File No. 801-126547

Vident Advisory, LLC, the Sub-Adviser to the Hypatia Women CEO ETF – File No. 801-114538

Foundations Investment Advisors, LLC, the Sub-Adviser to the Foundations Dynamic Core ETF, Foundations Dynamic Growth ETF, Foundations Dynamic Income ETF, and Foundations Dynamic Value ETF – File No. 801-80534

Item 32. Principal Underwriter.

(a)  Northern Lights Distributors, LLC (“NLD”), the principal underwriter of the Registrant, also acts as principal underwriter for the following: AdvisorOne Funds, Arrow Investments Trust (ETF’s Only), Arrow ETF Trust, Boyar Value Fund Inc., Centerstone Investors Trust, Copeland Trust, Miller Investment Trust, Humankind Benefit Corporation, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust, New Age Alpha Trust, The North Country Funds, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, PREDEX, Princeton Private Investment Access Fund, The Saratoga Advantage Trust, Tributary Funds, Inc., Uncommon Investment Funds Trust, and Unified Series Trust.

(b)  Northern Lights Distributors, LLC is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The principal business address of Northern Lights Distributors, LLC is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474. The following are the managers and officers of Northern Lights Distributors, LLC:

Name	Positions and Offices with Underwriter	Positions and Offices with the Trust
Kevin Guerette	President	None
William Strait	Secretary, General Counsel, and Manager	None
Stephen Preston	Chief Compliance Officer, Financial Operations Principal, AML Compliance Officer	None
Melvin Van Cleave	Chief Information Securities Officer	None
David James	Manager	None

Foreside Financial Services, LLC, serves as principal underwriter for the following series of Two Roads Shared Trust registered under the Investment Company Act of 1940, as amended: Tactical Dividend and Momentum Fund.

Foreside Financial Services, LLC, serves as principal underwriter for the following:

Foreside Financial Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	13D Activist Fund, Series of Northern Lights Fund Trust
2.	2nd Vote Funds
3.	A3 Alternative Credit Fund
4.	AAMA Equity Fund, Series of Asset Management Fund
5.	AAMA Income Fund, Series of Asset Management Fund
6.	Advisers Investment Trust
7.	AltShares Trust
8.	BMO Funds, Inc.
9.	BMO LGM Frontier Markets Equity Fund
10.	Boston Trust Walden Funds (f/k/a The Boston Trust & Walden Funds)
11.	Bow River Capital Evergreen Fund
12.	Conversus StepStone Private Markets
13.	Cook & Bynum Funds Trust
14.	Datum One Series Trust
15.	Diamond Hill Funds
16.	Driehaus Mutual Funds
17.	Emles Trust
18.	Engine No. 1 ETF Trust
19.	FlowStone Opportunity Fund
20.	Inspire 100 ETF, Series of Northern Lights Fund Trust IV
21.	Inspire Corporate Bond Impact ETF, Series of Northern Lights Fund Trust IV
22.	Inspire Faithward Large Cap Momentum ESG ETF, Series of Northern Lights Fund Trust IV
23.	Inspire Faithward Mid Cap Momentum ESG ETF, Series of Northern Lights Fund Trust IV
24.	Inspire Global Hope ETF, Series of Northern Lights Fund Trust IV
25.	Inspire International ESG ETF, Series of Northern Lights Fund Trust IV
26.	Inspire Small Mid Cap Impact ETF, Series of Northern Lights Fund Trust IV
27.	Inspire Tactical Balanced ESG ETF, Series of the Northern Lights Fund Trust IV
28.	Pax World Funds Series Trust
29.	Pax World Funds Series Trust III
30.	Praxis Mutual Funds
31.	Primark Private Equity Investments Fund
32.	Rimrock Funds Trust
33.	SA Funds – Investment Trust
34.	Sequoia Fund, Inc.
35.	Siren ETF Trust
36.	Simplify Exchange Traded Funds
37.	Zacks Trust

Foreside Financial Services, LLC is registered with the U.S. Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

The following are the Officers of the distributor:

Name	Address	Position with Underwriter	Position with the Trust
Teresa Cowan	Three Canal Plaza, Suite 100, Portland, ME 04101	President	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer Brunner	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	Three Canal Plaza, Suite 100, Portland, ME 04101	Treasurer	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c). Not Applicable.

Item 33. Location of Accounts and Records.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the Investment Company Act of 1940, as amended, for the Registrant. These services are provided to the Registrant for such periods prescribed by the rules and regulations of the U.S. Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

1.	MUFG Union Bank, National Association, 350 California Street 6th Floor, San Francisco, California 94104 (records relating to its function as custodian)

2.	Ultimus Fund Solutions, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 (records relating to its functions as administration, accounting and transfer agent and Registrant’s Declaration of Trust, By-Laws and Minutes)

3.	Northern Lights Distributors, LLC, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 (records relating to its function as principal underwriter)

4.	Superfund Advisors, Inc., Superfund Office Building, Grand Anse P.O. Box 1803 St. Georges, Grenada W.I (records relating to its function as investment adviser)

5.	Redwood Investment Management, LLC, 4110 N. Scottsdale Rd., Suite 125, Scottsdale, AZ 85251 (records relating to its function as investment adviser)

6.	IronHorse Capital LLC, 3102 West End Avenue, Suite 400, Nashville, TN 37203 (records relating to its function as investment adviser)

7.	Anfield Capital Management, LLC, 4041 Macarthur Boulevard, Suite 155, Newport Beach, CA 92660 (records relating to its function as investment adviser and sub-adviser)

8.	Huntington Bank, N.A., 7 Easton Oval, Columbus, OH 43219 (records relating to its function as custodian)

9.	Affinity Investment Advisors, LLC, 4041 Macarthur Boulevard, Suite 150, Newport Beach, CA 92660 (records relating to its function as sub-adviser)

10.	Hanlon Investment Management, Inc., 3393 Bargaintown Road, Egg Harbor Twp., NJ 08234 (records relating to its function as investment adviser)

11.	The Bank of New York Mellon, 225 Liberty Street, New York, NY 10286 (records relating to its function as custodian)

12.	Holbrook Holdings, Inc., 3225 Cumberland Blvd SE, Suite 100, Atlanta, GA 30339 (records relating to its function as investment adviser)

13.	Recurrent Investment Advisors LLC, 3801 Kirby Dr., Suite 654, Houston, TX 77908 (records relating to its function as investment adviser)

14.	Regents Park Funds, LLC, 4041 Macarthur Boulevard, Suite 155, Newport Beach, CA 92660 (records relating to its function as investment adviser)

15.	Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110 (records relating to its function as custodian and transfer agent)

16.	Wealthfront Strategies, LLC, 900 Middlefield Road, 2nd Floor, Redwood City, CA 94063 (records relating to its function as investment adviser)

17.	U.S. Bank, N.A, 425 Walnut Street, Cincinnati, OH 45202 (records relating to its function as custodian)
18.	Hunter Perkins Capital Management, LLC, 377 E. Butterfield Road, Suite 220, Lombard IL 60148 (records relating to its function as investment adviser)

19.	Hypatia Capital Management LLC, 430 Park Avenue, 19th Floor, New York, NY 10022 (records relating to its function as investment adviser)

20. 21.

Vident Advisory, LLC, 1125 Sanctuary Pkwy, Suite 515 Alpharetta, GA 30009 (records relating to its function as investment sub-adviser)

Foundations Investment Advisors, LLC, 4310 East Cotton Center Blvd., Suite 120, Phoenix, AZ 85040 (records relating to its function as investment sub-adviser)

Item 34. Management Services. Not Applicable.

Item 35. Undertakings. Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hauppauge, State of New York, on the 28th day of February, 2024.

Two Roads Shared Trust

By: /s/ James Colantino

James Colantino*

President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Mark D. Gersten*	Trustee & Chairman	February 28, 2024
Mark Garbin*	Trustee	February 28, 2024
Neil M. Kaufman*	Trustee	February 28, 2024
Anita K. Krug*	Trustee	February 28, 2024
James Colantino*	President and Principal Executive Officer	February 28, 2024
Laura Szalyga	Treasurer and Principal Executive Officer	February 28, 2024

*By: /s/ Timothy Burdick

Timothy Burdick

Attorney in fact

Exhibit Index

(j)(1)	Consent of Independent Public Accounting Firm
(j)(4)	Consent of Independent Public Accounting Firm